                                                                    EXHIBIT 99.2

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,102,531,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2005-2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                MARCH [30], 2005

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                                   TERM SHEET
                                MARCH [30], 2005
                                     OWNIT,
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2005-2
                         $[1,102,531,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                                EXPECTED   STATED
                                           WAL (YRS)     PAYMENT WINDOW                          FINAL     FINAL       EXPECTED
                  APPROX                   (CALL(4)/       (CALL(4)/       PAYMENT   INTEREST   MATURITY  MATURITY      RATINGS
  CLASS          SIZE ($)      COUPON      MATURITY)       MATURITY)        DELAY    ACCRUAL       (4)      (5)     (MOODY'S / S&P)
----------    -------------  -----------  -----------  ------------------  -------  ----------  --------  --------  ---------------
CLASS A-1A      520,082,000                               Information not provided hereby                                Aaa/AAA

CLASS A-1B      130,021,000                               Information not provided hereby                                Aaa/AAA

CLASS A-2A      133,768,000  LIBOR + [ ]
                                 (1), (2) 1.00 / 1.00     1 - 22 / 1 - 22     0     Actual/360  Jan-2007  Mar-2036       Aaa/AAA

CLASS A-2B      119,481,000  LIBOR + [ ]
                                 (1), (2) 3.00 / 3.01   22 - 76 / 22 - 82     0     Actual/360  Jul-2011  Mar-2036       Aaa/AAA

CLASS A-2C       18,661,000  LIBOR + [ ]
                                 (1), (2) 6.30 / 9.87  76 - 76 / 82 - 178     0     Actual/360  Jul-2011  Mar-2036       Aaa/AAA

CLASS M-1        42,925,000  LIBOR + [ ]
                                 (1), (3) 4.67 / 5.16  45 - 76 / 45 - 151     0     Actual/360  Jul-2011  Mar-2036       Aa1/AA+

CLASS M-2        37,633,000  LIBOR + [ ]
                                 (1), (3) 4.54 / 5.01  43 - 76 / 43 - 144     0     Actual/360  Jul-2011  Mar-2036       Aa2/AA+

CLASS M-3        22,932,000  LIBOR + [ ]
                                 (1), (3) 4.48 / 4.93  42 - 76 / 42 - 137     0     Actual/360  Jul-2011  Mar-2036       Aa3/AA+

CLASS M-4        21,756,000  LIBOR + [ ]
                                 (1), (3) 4.44 / 4.88  41 - 76 / 41 - 131     0     Actual/360  Jul-2011  Mar-2036         A1/AA

CLASS M-5        19,404,000  LIBOR + [ ]
                                 (1), (3) 4.41 / 4.82  40 - 76 / 40 - 126     0     Actual/360  Jul-2011  Mar-2036        A2/AA-

CLASS M-6        19,404,000  LIBOR + [ ]
                                 (1), (3) 4.39 / 4.77  39 - 76 / 39 - 120     0     Actual/360  Jul-2011  Mar-2036        A3/A+

CLASS B-1        16,464,000  LIBOR + [ ]
                                 (1), (3) 4.37 / 4.72  38 - 76 / 38 - 113     0     Actual/360  Jul-2011  Mar-2036        Baa1/A

CLASS B-2(6)     15,288,000                             Information Not Provided Hereby                                  Baa2/A-

CLASS B-3(6)     12,936,000                             Information Not Provided Hereby                                Baa3/BBB+

CLASS B-4(6)      8,232,000                             Information Not Provided Hereby                                 Ba1/BBB+

CLASS B-5(6)     11,760,000                             Information Not Provided Hereby                                 Ba2/BBB-

TOTAL:        1,150,747,000

1)    Subject to the related Available Funds Cap and the related Maximum Rate
      Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

5)    Latest maturity date for any mortgage loan plus one year.

6) The Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be privately placed. All information presented herein with respect to the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is solely to assist your understanding of the Offered Certificates.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                   212-449-3659   scott_soltas@ml.com
Vince Mora                     212-449-1437   vince_morajr@ml.com
Charles Sorrentino             212-449-3659   charles_sorrentino@ml.com
Edgar Seah                     212-449-3659   edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                    212-449-0752   matthew_whalen@ml.com
Paul Park                      212-449-6380   paul_park@ml.com
Tom Saywell                    212-449-2122   tom_saywell@ml.com
Alan Chan                      212-449-8140   alan_chan@ml.com
Fred Hubert                    212-449-5071   fred_hubert@ml.com
Alice Chu                      212-449-1701   alice_chu@ml.com
Sonia Lee                      212-449-5067   sonia_lee@ml.com
Oleg Saitskiy                  212-449-1901   oleg_saitskiy@ml.com
Keith Singletary               212-449-9431   keith_singletary@ml.com
Calvin Look                    212-449-5029   calvin_look@ml.com

MOODY'S
Michael Labuskes               212-553-2935   michael.labuskes@moodys.com

STANDARD & POOR'S
Rebecca Neary                  212-438-3026   rebecca_neary@standardandpoors.com

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

TITLE  OF CERTIFICATES  OWNIT, Mortgage Loan Asset-Backed Certificates Series
                        2005-2, consisting of: Class A-1A and Class A-1B Certificates (the "Class A-1 Certificates"),

                        Class A-2A, Class A-2B and Class A-2C Certificates (collectively , the "Class A-2 Certificates", and together with the Class A-1 Certificates, the "Class A Certificates"), Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the "Class M Certificates"), and

                        Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (collectively, the "Class B Certificates")

                        The Class A Certificates, the Class M Certificates and Class B-1 Certificates are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER             Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR               Merrill Lynch Mortgage Investors, Inc.

SELLER                  Merrill Lynch Mortgage Capital Inc.

ORIGINATOR              OwnIt Mortgage Solutions Inc.

SERVICER                Litton Loan Servicing LP

MASTER SERVICER         Wells Fargo Bank, N.A.

TRUSTEE                 HSBC Bank USA, N.A.

CUT-OFF DATE            March 1, 2005

PRICING DATE            On or about March [31], 2005

CLOSING DATE            On or about April [7], 2005

DISTRIBUTION DATES      Distribution of principal and interest on the
                        Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in April 2005.

ERISA CONSIDERATIONS    The Offered Certificates will be ERISA eligible as of
                        the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT        The Offered Certificates will not constitute
                        "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS              For federal income tax purposes, the Trust Fund will
                        include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

OPTIONAL TERMINATION    The Trustee will be required to effect an auction of the
                        assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates,
                        (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

INITIAL MORTGAGE        Fixed rate and adjustable rate, first and second lien,
LOANS                   sub-prime Mortgage Loans having an aggregate stated
                        principal balance as of the Cut-Off Date of approximately $882,028,636 (the "Initial Mortgage
                        Loans") originated by OwnIt Mortgage Solutions Inc. See the attached collateral descriptions for additional information on the Initial Mortgage Loans.

                        The mortgage pool will be divided into two groups referred to as Group I and Group II. Group I will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property (or $1,037,400 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $179,825 (or $269,725 if the property is located in Hawaii or Alaska). Group II will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group I.

SUBSEQUENT MORTGAGE     After the Closing Date, in addition to the Initial
LOANS                   Mortgage Loans, approximately $294,009,545 of subsequent
                        loans will be added to the trust (the "Subsequent
                        Mortgage Loans"). The Initial Mortgage Loans and the
                        Subsequent Mortgage Loans are collectively, the "Mortgage Loans".

PRE-FUNDING ACCOUNT     On the Closing Date, a deposit of approximately
                        $294,009,545 (the "Pre-Funding Amount") will be made to an account (the "Pre-Funding Account"). On or prior to [June] 24, 2005 (the "Pre-Funding Period"), the
                        Pre-Funding Amount will be used to purchase Subsequent
                        Mortgage Loans having similar characteristics as the Initial Mortgage Loans.

TOTAL DEAL SIZE         Approximately [$1,102,531,000]

ADMINISTRATIVE FEES     Fees aggregating 52 bps per annum (payable monthly) on
                        the stated principal balance of the Mortgage Loans will be paid to the Servicer, the Master Servicer and the Trustee.

CREDIT ENHANCEMENTS     1. Excess interest

                        2. Over-Collateralization

                        3. Subordination

EXCESS INTEREST         Excess interest cashflow will be available as credit
                        enhancement.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

OVER-COLLATERALIZATION   The over-collateralization ("O/C") amount is equal to
                         the excess of the sum of (x) the aggregate principal balance of the Initial Mortgage Loans and (y) the Pre-funding Amount over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately
                         2.15% of the sum of (x) the aggregate principal balance of the Initial Mortgage Loans and (y) the Pre-funding
                         Amount. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 2.15% of the sum of (x) the aggregate principal balance of the Initial Mortgage Loans as of the Closing Date and (y) the Pre-funding Amount), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                         Initial: Approximately 2.15% of the sum of (x) the original balance of the Initial Mortgage Loans and (y) the Pre-funding Amount

                         Target: 2.15% of the sum of (x) the original balance of the Initial Mortgage Loans and (y) the Pre-funding Amount before stepdown, 4.30% of the current balance of the Mortgage Loans after stepdown Floor: 0.50% of the sum of (x) the original balance of the Initial Mortgage Loans and (y) the Pre-funding Amount

                         (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):     CLASSES    RATING (M/S)     SUBORDINATION
                      ---------   ------------     -------------
                       Class A       Aaa/AAA           21.60%
                      Class M-1      Aa1/AA+           17.95%
                      Class M-2      Aa2/AA+           14.75%
                      Class M-3      Aa3/AA+           12.80%
                      Class M-4       A1/AA            10.95%
                      Class M-5       A2/AA-            9.30%
                      Class M-6       A3/A+             7.65%
                      Class B-1       Baa1/A            6.25%
                      Class B-2      Baa2/A-            4.95%
                      Class B-3     Baa3/BBB+           3.85%
                      Class B-4      Ba1/BBB+           3.15%
                      Class B-5      Ba2/BBB-           2.15%

CLASS SIZES:           CLASSES    RATING (M/S)      CLASS SIZES
                      ---------   ------------      -----------
                       Class A       Aaa/AAA           78.40%
                      Class M-1      Aa1/AA+            3.65%
                      Class M-2      Aa2/AA+            3.20%
                      Class M-3      Aa3/AA+            1.95%
                      Class M-4       A1/AA             1.85%
                      Class M-5       A2/AA-            1.65%
                      Class M-6       A3/A+             1.65%
                      Class B-1       Baa1/A            1.40%
                      Class B-2      Baa2/A-            1.30%
                      Class B-3     Baa3/BBB+           1.10%
                      Class B-4      Ba1/BBB+           0.70%
                      Class B-5      Ba2/BBB-           1.00%

INTEREST ACCRUAL

For the Offered Certificates and the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

(1) The subordination includes the initial over-collateralization level of approximately 2.15%.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

COUPON STEP UP          If the 10% optional termination does not occur on the
                        first distribution date on which it is possible, (i) the margin on each of the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAPS    Class A-1 Certificates: The per annum rate equal to (A)
                        12 times the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the sum of (a) the Group
                        I Mortgage Loans as of the first day of the applicable accrual period and (b) the portion of the amount on deposit in the pre-funding account allocated to Group I, multiplied by 30 and divided by the actual number of days in the related accrual period.

                        Class A-2 Certificates: The per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the sum of (a) the Group II Mortgage Loans as of the first day of the applicable accrual period and (b) the portion of the amount on deposit in the pre-funding account allocated to Group II, multiplied by 30 and divided by the actual number of days in the related accrual period.

                        Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the sum of (x) the aggregate principal balance of each loan group and (y) the portion of the amount on deposit in the pre-funding account allocated to such loan group, the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

                        "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACTS           The Certificates will each have the benefit of one of
                        the three cap contracts as specified below:

                                                      BEGINNING         1ML STRIKE, UPPER
CLASS                      NUMBER OF MONTHS      DISTRIBUTION DATE           COLLAR
------------------------   ----------------      -----------------      -----------------
Class A-1 Certificates            35                 April 2005               9.29%
Class A-2 Certificates            35                 April 2005               9.30%
Subordinate Certificates          35                 April 2005               8.59%

Payments received on the related cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS

The pass-through rates of each of the Offered Certificates and the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will also be subject to a related "Maximum Rate Cap", which will be calculated in the same manner as the related Available Funds Cap, but based on the net maximum mortgage rate rather than the net mortgage rate. Any interest shortfall due to the Maximum Rate Caps will not be reimbursed.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

SHORTFALL
REIMBURSEMENT            If on any Distribution Date the pass-through rate for
                         any class of Certificates is limited by the related
                         Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the related Available Funds
                         Cap, up to but not exceeding the related Maximum Rate
                         Cap. In addition, any cash received from the related
                         Cap Contract in excess of the amount necessary to reimburse the Certificates up to their related Maximum
                         Rate Cap for such Distribution Date will be distributed on each Distribution Date based on a per annum rate equal to the product of (i) 12 time the quotient of (x) the related excess Cap Contract proceeds for such Distribution Date divided by (y) the aggregate principal balance of the Certificates immediately prior to such Distribution Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual
                         Period. Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

CASHFLOW PRIORITY        1. Administrative Fees.

                         2. Available interest funds, as follows: monthly
                            interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, then to the Class B-4 Certificates, and then to the Class B-5 Certificates.

                         3. Available principal funds, as follows: monthly
                            principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, and then monthly principal to the Class B-5 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                         4. Excess interest in the order as described under
                            "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                         5. Excess interest to pay subordinate principal
                            shortfalls.

                         6. Excess interest to pay Carryover resulting from
                            imposition of the related Available Funds Cap.

                         7. Any remaining amount will be paid in accordance with
                            the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates or Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                         Payments received on the related Cap Contracts will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the related Cap Contracts over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates; provided that in the event that a Class A-1 Trigger Event (as defined below) has occurred, amounts allocated to the Class A-1 Certificates will be distributed to the Class A-1A and Class A-1B Certificates sequentially in such order.

      Principal distributions allocated to the Class A-2 Certificates will be distributed to the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2C Certificates until the Certificate principal balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates have been reduced to zero, any principal distributions allocated to the Class A-2A, Class A-2B and Class A-2C Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero..

      After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

      All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates, eleventh to the Class B-4 Certificates, and twelfth to the Class B-5 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A            43.20%*
CLASS M-1          35.90%*
CLASS M-2          29.50%*
CLASS M-3          25.60%*
CLASS M-4          21.90%*
CLASS M-5          18.60%*
CLASS M-6          15.30%*
CLASS B-1          12.50%*
CLASS B-2           9.90%*
CLASS B-3           7.70%*
CLASS B-4           6.30%*
CLASS B-5           4.30%*

*includes overcollateralization

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the April 2008 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Stepdown Loss Trigger Event does not exist.

SUBORDINATE             The first Distribution Date on which the Required
CLASS PRINCIPAL         Percentage (i.e., the sum of the outstanding principal
DISTRIBUTION            balance of the Subordinate Certificates and the O/C
DATE                    amount divided by the aggregate stated principal balance
                        of the Mortgage Loans, as of the end of the related due
                        period) is greater than or equal to the Senior Specified
                        Enhancement Percentage (including O/C), which is equal
                        to two times the initial Class A subordination
                        percentage.
                        SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                        43.20%
                        or
                        (19.45%+2.15%)*2

STEPDOWN LOSS TRIGGER   The situation that exists with respect to any
EVENT                   Distribution Date after the Stepdown Date, if (a) the
[PRELIMINARY AND        quotient of (1) the aggregate Stated Principal Balance
SUBJECT TO REVISION]    of all Mortgage Loans 60 or more days delinquent,
                        measured on a rolling three month basis (including
                        Mortgage Loans in foreclosure and REO Properties) and
                        (2) the Stated Principal Balance of all the Mortgage
                        Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) 42% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage shown below.

DISTRIBUTION DATE OCCURRING                             REQUIRED LOSS PERCENTAGE
---------------------------         --------------------------------------------------------------------
April 2008 - March 2009             3.00% with respect to April 2008, plus an additional 1/12th of 1.75%
                                    for each month thereafter
April 2009 - March 2010             4.75% with respect to April 2009, plus an additional 1/12th of 1.50%
                                    for each month thereafter
April 2010 - March 2011             6.25% with respect to April 2010, plus an additional 1/12th of 0.50%
                                    for each month thereafter
April 2011 and thereafter           6.75%

CLASS A-1 TRIGGER       A Class A-1 Trigger Event is identical to a Step Down
EVENT                   Loss Trigger Event provided that during the period from
                        April 2005 - March 2008 a Required Loss Percentage of
                        3.00% shall be in effect.

                      [PRELIMINARY AND SUBJECT TO REVISION]

PROSPECTUS              The Offered Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage
                        Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                        Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES    The following tables describe the mortgage loans and the
                        related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
                      TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                    $882,028,636
Aggregate Original Principal Balance                       $882,504,842
Number of Mortgage Loans                                          5,523

                                           MINIMUM                MAXIMUM              AVERAGE (1)
                                           -------               --------              -----------
Original Principal Balance                 $10,000               $885,000                $159,787
Outstanding Principal Balance              $ 2,932               $885,000                $159,701

                                           MINIMUM                MAXIMUM            WEIGHTED AVERAGE (2)
                                           -------               --------            --------------------
Original Term (mos)                           180                    360                       352
Stated remaining Term (mos)                   172                    360                       350
Loan Age (mos)                                  0                      9                         2
Current Interest Rate                       4.990%                12.575%                    6.893%
Initial Interest Rate Cap(4)                3.000%                 3.000%                    3.000%
Periodic Rate Cap(4)                        1.000%                 1.000%                    1.000%
Gross Margin(4)                             4.000%                 9.250%                    5.768%
Maximum Mortgage Rate(4)                   10.990%                15.990%                   12.510%
Minimum Mortgage Rate(4)                    4.990%                 9.990%                    6.510%
Months to Roll(4)                              15                     60                        26
Original Loan-to-Value                      14.45%                100.00%                    83.02%
Credit Score (3)                              520                    812                       657

                               EARLIEST            LATEST
                              ----------        ----------
Maturity Date                 07/01/2019        03/01/2035

LIEN POSITION                 PERCENT OF MORTGAGE POOL
-------------                 ------------------------
1st Lien                               88.46%
2nd Lien                               11.54%

OCCUPANCY                     PERCENT OF MORTGAGE POOL
---------                     ------------------------
Primary                                96.42%
Second Home                             0.44%
Investment                              3.14%

LOAN TYPE                     PERCENT OF MORTGAGE POOL
---------                     ------------------------
Fixed Rate                             13.64%
ARM                                    86.36%

AMORTIZATION TYPE             PERCENT OF MORTGAGE POOL
-----------------             ------------------------
Fully Amortizing                       23.66%
Interest Only                          72.02%
Balloon                                 4.33%

YEAR OF ORIGINATION           PERCENT OF MORTGAGE POOL
-------------------           ------------------------
2004                                   50.66%
2005                                   49.34%

LOAN PURPOSE                  PERCENT OF MORTGAGE POOL
------------                  ------------------------
Purchase                               70.02%
Refinance - Rate/Term                   2.59%
Refinance - Cashout                    27.39%

PROPERTY TYPE                 PERCENT OF MORTGAGE POOL
-------------                 ------------------------
Single Family                          80.83%
Condominium                             7.57%
Planned Unit Development                7.38%
Two- to Four-Family                     4.22%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
                      TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                          NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                            OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
    RANGE OF             MORTGAGE     BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL   FULL    PERCENT
  MORTGAGE RATES          LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
------------------       --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less               262   $ 69,172,071      7.84%     5.394%     671      $264,016     79.09%   93.42%   87.07%
5.501% to 6.000%             732    177,342,133     20.11      5.852      665       242,271     79.33    87.01    86.56
6.001% to 6.500%             875    200,890,603     22.78      6.353      664       229,589     79.97    66.06    85.17
6.501% to 7.000%             844    179,018,620     20.30      6.830      650       212,107     80.62    59.77    82.65
7.001% to 7.500%             426     76,660,369      8.69      7.325      638       179,954     82.89    59.68    71.40
7.501% to 8.000%             414     54,882,606      6.22      7.815      637       132,567     86.73    61.31    59.80
8.001% to 8.500%             294     26,902,047      3.05      8.332      660        91,504     92.68    71.28    34.86
8.501% to 9.000%             430     31,053,306      3.52      8.867      678        72,217     97.37    50.52    15.81
9.001% to 9.500%             264     16,271,662      1.84      9.353      670        61,635     99.22    60.01     2.61
9.501% to 10.000%            240     13,656,037      1.55      9.822      663        56,900     98.67    57.96     1.09
10.001% to 10.500%           184      8,875,341      1.01     10.381      644        48,236     99.24    62.91     0.00
10.501% to 11.000%           342     17,947,609      2.03     10.846      624        52,478     99.37    83.49     0.00
11.001% to 11.500%           168      7,032,180      0.80     11.308      613        41,858     99.79    92.56     0.00
11.501% to 12.000%            47      2,309,081      0.26     11.749      617        49,129     99.88    91.70     0.00
12.501% to 13.000%             1         14,969      0.00     12.575      599        14,969     88.41   100.00     0.00
TOTAL:                     5,523   $882,028,636    100.00%     6.893%     657      $159,701     83.02%   70.27%   72.02%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 12.575% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.893% per annum.

REMAINING MONTHS TO STATED MATURITY

                          NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                            OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL   FULL    PERCENT
REMAINING TERMS (MONTHS)  LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
-----------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------

169 to 180                   710   $ 39,197,297      4.44%     9.590%      672    $  55,207     98.67%   57.70%    0.00%
229 to 240                     4        195,954      0.02      8.486       675       48,989     92.50    50.73     0.00
349 to 360                 4,809    842,635,385     95.53      6.767       656      175,221     82.29    70.86    75.38
TOTAL:                     5,523   $882,028,636    100.00%     6.893%      657    $ 159,701     83.02%   70.27%   72.02%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 350 months.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
                      TOTAL  COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
 LOAN PRINCIPAL BALANCES     LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
--------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less               1,054   $ 34,751,524      3.94%    9.779%      657      $ 32,971     98.74%   77.96%    0.69%
$50,001 to $100,000           1,160     86,363,880      9.79     8.591       656        74,452     92.52    70.82    18.79
$100,001 to $150,000          1,030    127,236,890     14.43     7.111       648       123,531     84.42    80.61    58.82
$150,001 to $200,000            659    115,300,331     13.07     6.606       648       174,963     81.22    80.20    73.90
$200,001 to $250,000            477    106,908,770     12.12     6.510       651       224,127     80.48    71.68    85.75
$250,001 to $300,000            362     99,204,906     11.25     6.491       658       274,047     80.96    64.77    86.11
$300,001 to $350,000            255     82,534,603      9.36     6.391       661       323,665     79.88    62.48    88.53
$350,001 to $400,000            214     80,225,418      9.10     6.449       667       374,885     81.02    53.76    91.26
$400,001 to $450,000            147     62,048,355      7.03     6.438       665       422,098     80.30    52.80    92.67
$450,001 to $500,000             79     37,523,745      4.25     6.269       674       474,984     80.73    68.56    89.83
$500,001 to $550,000             37     19,324,041      2.19     6.311       657       522,271     81.21    72.98    91.87
$550,001 to $600,000             25     14,492,429      1.64     6.311       668       579,697     79.24    84.16    87.94
$600,001 to $650,000             13      8,127,595      0.92     6.023       662       625,200     78.12   100.00    69.16
$650,001 to $700,000              6      4,090,050      0.46     6.067       698       681,675     73.98   100.00   100.00
$700,001 to $750,000              3      2,160,700      0.24     6.492       676       720,233     78.28   100.00   100.00
$850,001 to $900,000              2      1,735,400      0.20     6.186       664       867,700     77.45   100.00   100.00
TOTAL:                        5,523   $882,028,636    100.00%    6.893%      657      $159,701     83.02%   70.27%   72.02%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $2,932 to approximately $885,000 and the average outstanding principal balance of the Mortgage Loans was approximately $159,701.

PRODUCT TYPES

                             NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PRODUCT TYPES                LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
--------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
15 Year Fixed Loans             12    $  1,022,258      0.12%    7.889%      595     $  85,188    74.83%    83.74%    0.00%
20 Year Fixed Loans              4         195,954      0.02     8.486       675        48,989    92.50     50.73     0.00
30 Year Fixed Loans          1,300      80,955,335      9.18     9.194       661        62,273    95.12     73.54     0.94
2/28 LIBOR Loans             2,812     623,231,788     70.66     6.548       655       221,633    80.98     68.09    84.07
3/27 LIBOR Loans               434      81,105,830      9.20     6.350       654       186,880    81.47     80.73    78.61
5/25 LIBOR Loans               263      57,342,432      6.50     6.318       663       218,032    79.58     83.20    81.47
Balloon Loans                  698      38,175,039      4.33     9.635       674        54,692    99.31     57.00     0.00
TOTAL:                       5,523    $882,028,636    100.00%    6.893%      657     $ 159,701    83.02%    70.27%   72.02%

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
                      TOTAL  COLLATERAL SUMMARY

AMORTIZATION TYPE

                             NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
   AMORTIZATION TYPE         LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
--------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing              2,123   $208,647,839     23.66%    7.710%      651     $  98,280    87.23%    73.15%    0.00%
Balloon                         698     38,175,039      4.33     9.635       674        54,692    99.31     57.00     0.00
60 Month Interest-Only        2,696    634,442,958     71.93     6.459       658       235,328    80.66     70.08   100.00
120 Month Interest-Only           6        762,800      0.09     7.174       630       127,133    79.58    100.00   100.00
TOTAL:                        5,523   $882,028,636    100.00%    6.893%      657     $ 159,701    83.02%    70.27%   72.02%

ADJUSTMENT TYPE

                             NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
    ADJUSTMENT TYPE          LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
--------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
ARM                           3,509   $761,680,050     86.36%    6.509%      656      $217,065     80.93%   70.57%   83.30%
Fixed Rate                    2,014    120,348,586     13.64     9.322       665        59,756     96.27    68.35     0.63
TOTAL:                        5,523   $882,028,636    100.00%    6.893%      657      $159,701     83.02%   70.27%   72.02%

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
DISTRIBUTION               LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
------------              --------  ------------   ----------  --------  --------  -----------  --------  -------  -------
Arizona                      280    $ 30,552,705       3.46%    6.999%     648       $109,117     83.64%   90.44%   73.31%
California                  2369     523,025,563      59.30     6.777      666        220,779     81.68    59.24    78.42
Colorado                     495      60,037,825       6.81     6.741      646        121,289     83.08    91.21    78.32
Florida                       61       6,992,058       0.79     7.410      636        114,624     87.68    88.14    60.31
Georgia                      246      27,298,315       3.09     7.450      636        110,969     86.08    80.30    69.61
Idaho                        131      10,719,021       1.22     7.193      636         81,825     83.88    88.13    50.83
Indiana                       21       1,747,706       0.20     7.600      624         83,224     89.51    92.66    40.74
Kentucky                      88       8,015,245       0.91     7.470      627         91,082     88.06    97.05    44.07
Michigan                      78       8,543,891       0.97     7.447      650        109,537     88.14    63.20    48.55
Minnesota                     12       1,549,910       0.18     7.389      611        129,159     88.43    88.19    27.21
Mississippi                    2         138,913       0.02     8.383      598         69,457     94.50   100.00     0.00
Missouri                       1         121,500       0.01     6.500      665        121,500     79.99   100.00   100.00
Nebraska                       2          92,031       0.01     7.460      633         46,015     86.11   100.00     0.00
Nevada                        33       6,559,857       0.74     6.683      643        198,784     80.86    75.58    78.42
North Carolina                55       4,894,218       0.55     7.794      632         88,986     88.34    86.89    34.84
Ohio                         417      44,167,845       5.01     7.478      633        105,918     89.56    85.53    46.29
Oregon                       382      45,479,405       5.16     6.983      651        119,056     84.34    82.99    55.80
South Carolina                 9         906,276       0.10     7.724      627        100,697     90.40   100.00    10.09
Tennessee                    134       8,702,621       0.99     7.213      622         64,945     86.20   100.00    30.14
Utah                         138      13,186,167       1.49     6.920      646         95,552     83.50    91.89    64.75
Washington                   537      75,541,929       8.56     6.786      650        140,674     83.48    85.32    70.27
Wisconsin                     29       3,607,810       0.41     7.962      640        124,407     86.18    67.36    28.49
Wyoming                        3         147,825       0.02     7.712      646         49,275     85.67   100.00     0.00
                           -----    ------------     ------     -----      ---       --------     -----   ------    -----
TOTAL:                     5,523    $882,028,636     100.00%    6.893%     657       $159,701     83.02%   70.27%   72.02%
                           =====    ============     ======     =====      ===       ========     =====   ======    =====

No more than approximately 1.07% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
LOAN-TO-VALUE RATIOS       LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC      IO
--------------------      --------  ------------   ----------  --------  --------  -----------  --------- -------  -------
50.00% or less                 39   $  5,716,265       0.65%    6.769%     597      $146,571      42.15%   76.85%   54.92%
50.01% to 55.00%               16      3,177,210       0.36     6.590      618       198,576      52.67    87.89    76.58
55.01% to 60.00%               26      4,345,477       0.49     6.976      620       167,134      58.49    70.16    68.71
60.01% to 65.00%               31      6,362,954       0.72     6.507      602       205,257      62.94    79.43    62.41
65.01% to 70.00%               73     18,421,276       2.09     6.512      629       252,346      68.85    68.13    69.87
70.01% to 75.00%              130     32,794,205       3.72     6.524      635       252,263      74.35    67.84    81.75
75.01% to 80.00%            2,528    566,394,247      64.21     6.338      663       224,048      79.90    65.67    85.77
80.01% to 85.00%              159     33,773,616       3.83     7.065      624       212,413      84.28    91.00    73.52
85.01% to 90.00%              336     55,902,412       6.34     7.321      641       166,376      89.74    86.84    67.11
90.01% to 95.00%              203     30,390,699       3.45     7.350      646       149,708      94.49    94.59    63.78
95.01% to 100.00%           1,982    124,750,273      14.14     9.244      664        62,942      99.93    71.91    12.41
                            -----   ------------     ------     -----      ---      --------      -----    -----    -----
TOTAL:                      5,523   $882,028,636     100.00%    6.893%     657      $159,701      83.02%   70.27%   72.02%
                            =====   ============     ======     =====      ===      ========      =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.45% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 11.54% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.30%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.81%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE               LOANS     OUTSTANDING       POOL     COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
--------------------      --------  ------------   ----------  --------  --------  -----------  --------- -------  -------
Purchase                   4,057    $617,574,924      70.02%    6.927%      667    $   152,225   83.73%    63.19%   72.92%
Refinance - Cashout        1,315     241,575,277      27.39     6.787       633        183,707   81.27     86.17    70.69
Refinance - Rate Term        151      22,878,435       2.59     7.098       626        151,513   82.33     93.28    61.69
                           -----    ------------     ------     -----       ---    -----------   -----     -----    -----
TOTAL:                     5,523    $882,028,636     100.00%    6.893%      657    $   159,701   83.02%    70.27%   72.02%
                           =====    ============     ======     =====       ===    ===========   =====     =====    =====

PROPERTY TYPE

                           NUMBER    AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE    BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE              LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
--------------------      --------  ------------   ----------  --------  --------  -----------  --------- -------  -------
Single Family              4,532    $712,904,619     80.83%     6.893%     655      $157,305     83.17%    71.05%   70.92%
Condominium                  434      66,790,294      7.57      6.919      662       153,895     82.86     68.22    78.22
Planned Unit Development     370      65,131,382      7.38      6.838      655       176,031     81.83     78.34    77.45
Two-to Four-Family           187      37,202,341      4.22      6.951      683       198,943     82.47     44.76    72.47
                           -----    ------------    ------      -----      ---      --------     -----     -----    -----
TOTAL:                     5,523    $882,028,636    100.00%     6.893%     657      $159,701     83.02%    70.27%   72.02%
                           =====    ============    ======      =====      ===      ========     =====     =====    =====

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     TOTAL COLLATERAL SUMMARY

DOCUMENTATION

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
DOCUMENTATION              LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
--------------------      --------  ------------   ----------  --------  --------  -----------  --------- -------  -------
Full Documentation         3,454    $502,539,600      56.98%    6.786%     642       $145,495    83.45%   100.00%   71.70%
Full Documentation -
  Bank Stmts                 615     117,238,595      13.29     6.770      643        190,632    83.09    100.00    72.55
No Income Verification     1,365     245,200,471      27.80     7.195      694        179,634    82.14      0.00    71.84
Limited Income
  Verification                89      17,049,970       1.93     6.558      666        191,573    82.50      0.00    80.09
                           -----    ------------     ------     -----      ---       --------    -----     -----    -----
TOTAL:                     5,523    $882,028,636     100.00%    6.893%     657       $159,701    83.02%    70.27%   72.02%
                           =====    ============     ======     =====      ===       ========    =====     =====    =====

OCCUPANCY

                           NUMBER    AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE    BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
OCCUPANCY                  LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
--------------------      --------  ------------   ----------  --------  --------  -----------  --------- -------  -------
Primary                    5,350    $850,410,560     96.42%     6.881%     656       $158,955    83.02%    70.31%   71.73%
Investment                   153      27,727,698      3.14      7.192      679        181,227    83.33     70.74    78.18
Second Home                   20       3,890,378      0.44      7.365      680        194,519    81.94     58.36    89.79
                           -----    ------------    ------      -----      ---       --------    -----     -----    -----
TOTAL:                     5,523    $882,028,636    100.00%     6.893%     657       $159,701    83.02%    70.27%   72.02%
                           =====    ============    ======      =====      ===       ========    =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
(MONTHS)                   LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
------------------        --------  -----------    ----------  --------  --------  -----------  --------  -------  -------
0                             254   $ 34,035,277       3.86%    7.589%     650       $133,997     85.43%   68.67%   60.83%
1                           2,608    391,003,118      44.33     7.022      653        149,925     83.43    72.13    64.66
2                             669    105,636,158      11.98     6.536      658        157,902     82.60    79.63    79.56
3                             894    160,882,634      18.24     6.660      660        179,958     82.11    65.35    90.55
4                             176     26,259,761       2.98     6.998      664        149,203     84.04    64.16    79.60
5                             810    146,281,785      16.58     6.837      662        180,595     82.37    65.91    69.45
6                              61      9,442,246       1.07     7.197      658        154,791     85.35    72.42    60.10
7                              46      7,847,828       0.89     7.361      659        170,605     82.61    58.99    45.19
8                               3        245,619       0.03     8.216      712         81,873     94.60     6.09    93.91
9                               2        394,210       0.04     6.038      613        197,105     76.27   100.00     0.00
                            -----   ------------     ------     -----      ---       --------     -----   ------    -----
TOTAL:                      5,523   $882,028,636     100.00%    6.893%     657       $159,701     83.02%   70.27%   72.02%
                            =====   ============     ======     =====      ===       ========     =====   ======    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     TOTAL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PENALTY TERM               LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
-------------------       --------  -----------    ----------  --------  --------  -----------  --------  -------  -------
None                          915   $ 80,935,122       9.18%    8.017%     649      $ 88,454     88.08%    78.59%   49.76%
12 Months                     210     48,245,783       5.47     6.745      662       229,742     81.46     70.13    80.15
24 Months                   3,387    570,107,050      64.64     6.861      659       168,322     82.86     65.62    74.79
36 Months                     953    169,535,718      19.22     6.550      652       177,897     81.81     81.52    70.35
60 Months                      58     13,204,963       1.50     6.326      665       227,672     80.22     75.89    80.30
                            -----   ------------     ------     -----      ---      --------     -----     -----    -----
TOTAL:                      5,523   $882,028,636     100.00%    6.893%     657      $159,701     83.02%    70.27%   72.02%
                            =====   ============     ======     =====      ===      ========     =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
CREDIT SCORES              LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC      IO
-------------             --------  -----------    ----------  --------  --------  -----------  --------  -------  -------
520 to 525                     3    $    434,054       0.05%    7.182%     521      $144,685      70.78%  100.00%    0.00%
526 to 550                    49       9,067,360       1.03     7.510      543       185,048      75.44    96.61    70.99
551 to 575                   155      28,028,029       3.18     7.460      564       180,826      76.72    94.88    68.68
576 to 600                   431      60,253,434       6.83     7.366      590       139,799      81.70    95.13    67.61
601 to 625                 1,117     161,038,098      18.26     6.933      613       144,170      83.55    96.05    71.85
626 to 650                 1,031     165,144,583      18.72     6.855      639       160,179      83.48    84.64    70.82
651 to 675                 1,017     165,338,823      18.75     6.870      662       162,575      83.30    63.65    73.98
676 to 700                   718     115,436,806      13.09     6.794      687       160,775      83.22    51.16    72.44
701 to 725                   499      90,947,740      10.31     6.694      711       182,260      83.45    38.84    72.42
726 to 750                   247      40,623,622       4.61     6.722      737       164,468      83.68    32.31    75.33
751 to 775                   165      30,525,672       3.46     6.673      761       185,004      83.54    40.46    75.77
776 to 800                    76      12,904,525       1.46     6.673      786       169,796      84.47    48.84    67.10
801 to 812                    15       2,285,890       0.26     6.747      807       152,393      83.20    35.53    83.57
                           -----    ------------     ------     -----      ---      --------      -----    -----    -----
TOTAL:                     5,523    $882,028,636     100.00%    6.893%     657      $159,701      83.02%   70.27%   72.02%
                           =====    ============     ======     =====      ===      ========      =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 520 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 657.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     TOTAL COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
GROSS MARGINS              LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
-------------             --------  -----------    ----------  --------  --------  -----------  --------  -------  -------
3.501% to 4.000%                4   $    863,962       0.11%    5.000%     642       $215,990     78.93%  100.00%  100.00%
4.001% to 4.500%              120     30,117,233       3.95     5.385      669        250,977     79.42    96.73    80.27
4.501% to 5.000%              502    123,822,733      16.26     5.726      666        246,659     79.39    87.84    86.30
5.001% to 5.500%              761    177,340,113      23.28     6.094      661        233,036     79.68    80.48    85.75
5.501% to 6.000%              873    195,176,670      25.62     6.558      661        223,570     80.17    60.57    86.24
6.001% to 6.500%              630    129,657,434      17.02     6.973      648        205,805     81.69    59.26    81.97
6.501% to 7.000%              327     60,594,588       7.96     7.524      636        185,305     84.50    52.48    74.83
7.001% to 7.500%              169     27,505,571       3.61     7.956      625        162,755     85.27    58.89    72.87
7.501% to 8.000%               85     11,627,787       1.53     8.476      613        136,797     90.70    75.48    59.51
8.001% to 8.500%               30      4,290,727       0.56     8.808      602        143,024     91.93    82.37    75.81
8.501% to 9.000%                7        534,432       0.07     9.560      596         76,347    100.00   100.00    28.25
9.001% to 9.500%                1        148,800       0.02     9.750      603        148,800     99.98   100.00   100.00
                            -----   ------------     ------     -----      ---       --------     -----   ------   ------
TOTAL:                      3,509   $761,680,050     100.00%    6.509%     656       $217,065     80.93%   70.57%   83.30%
                            =====   ============     ======     =====      ===       ========     =====   ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 9.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.768% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
MORTGAGE RATES             LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
----------------          --------  -----------    ----------  --------  --------  -----------  --------  -------  -------
11.000% or less                10   $  2,294,342       0.30%    4.999%     657       $229,434     79.57%  100.00%   74.71%
11.001% to 11.500%            251     66,683,633       8.75     5.408      671        265,672     79.07    93.17    87.75
11.501% to 12.000%            729    176,585,289      23.18     5.852      665        242,229     79.35    86.99    86.87
12.001% to 12.500%            857    198,022,171      26.00     6.353      664        231,064     80.05    65.62    86.21
12.501% to 13.000%            814    174,145,056      22.86     6.826      650        213,937     80.81    59.22    84.74
13.001% to 13.500%            400     73,030,948       9.59     7.321      638        182,577     83.13    57.82    74.84
13.501% to 14.000%            258     45,899,924       6.03     7.797      630        177,907     85.31    54.68    71.90
14.001% to 14.500%            113     15,325,806       2.01     8.294      626        135,627     88.58    67.85    61.18
14.501% to 15.000%             63      8,416,817       1.11     8.780      595        133,600     92.72    87.99    58.32
15.001% to 15.500%             10        872,080       0.11     9.207      593         87,208     97.73   100.00    48.73
15.501% to 16.000%              4        403,984       0.05     9.833      597        100,996     99.99   100.00    36.83
                            -----   ------------     ------     -----      ---       --------     -----   ------   ------
TOTAL:                      3,509   $761,680,050     100.00%    6.509%     656       $217,065     80.93%   70.57%   83.30%
                            =====   ============     ======     =====      ===       ========     =====   ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.990% per annum to 15.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.510% per annum.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     TOTAL COLLATERAL SUMMERY

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                  NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                    OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
NEXT RATE        MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT DATE    LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
---------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
June 2006             1    $    249,430      0.03%    5.625%      641    $   249,430   79.99%   100.00%    0.00%
July 2006             2         230,650      0.03     7.933       719        115,325   95.00      0.00   100.00
August 2006          23       5,683,770      0.75     6.950       661        247,120   81.01     55.91    59.24
September 2006       30       6,502,571      0.85     6.716       654        216,752   81.71     71.47    75.90
October 2006        505     108,501,010     14.24     6.668       663        214,853   81.27     63.38    75.53
November 2006        72      17,049,960      2.24     6.607       655        236,805   81.71     62.43    97.29
December 2006       498     121,349,492     15.93     6.481       657        243,674   80.49     62.33    99.52
January 2007        326      71,685,494      9.41     6.124       656        219,894   80.37     81.09    92.56
February 2007     1,248     269,028,131     35.32     6.588       652        215,567   81.08     70.14    79.12
March 2007          107      22,951,280      3.01     6.980       650        214,498   82.11     62.74    73.74
August 2007           1         611,727      0.08     5.990       645        611,727   70.00    100.00     0.00
September 2007        1         394,250      0.05     6.990       619        394,250   95.00    100.00   100.00
October 2007         70      11,700,339      1.54     6.634       660        167,148   83.59     72.55    70.17
November 2007        10       2,463,682      0.32     6.078       673        246,368   76.76     64.95   100.00
December 2007        69      14,200,511      1.86     6.203       653        205,805   81.22     76.08    98.54
January 2008         56      11,504,521      1.51     6.055       659        205,438   81.80     84.80    88.59
February 2008       209      37,788,149      4.96     6.397       648        180,805   80.98     83.99    69.65
March 2008           18       2,442,651      0.32     6.773       666        135,703   84.40     85.20    89.47
August 2009           2         363,793      0.05     7.248       624        181,896   77.40     49.30    49.30
September 2009        2         345,459      0.05     6.282       629        172,730   80.00    100.00   100.00
October 2009         63      14,250,354      1.87     6.318       666        226,196   80.14     76.82    80.17
November 2009        11       1,955,435      0.26     6.485       652        177,767   76.23     94.52    94.70
December 2009        47      10,910,835      1.43     6.124       667        232,145   79.35     82.53   100.00
January 2010         44       9,377,811      1.23     6.009       665        213,132   78.18     86.86    79.96
February 2010        84      18,319,295      2.41     6.486       661        218,087   80.03     85.05    70.48
March 2010           10       1,819,450      0.24     7.030       642        181,945   83.39     91.06    87.74
                  -----    ------------    ------     -----       ---    -----------   -----    ------    -----
TOTAL:            3,509    $761,680,050    100.00%    6.509%      656    $   217,065   80.93%    70.57%   83.30%
                  -----    ------------    ------     -----       ---    -----------   -----    ------    -----

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP I COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance  $621,910,631
Aggregate Original Principal Balance     $622,273,474
Number of Mortgage Loans                        4,537

                               MINIMUM   MAXIMUM  AVERAGE (1)
                               -------  --------  -----------
Original Principal Balance     $10,000  $460,000  $   137,155
Outstanding Principal Balance  $ 2,932  $460,000  $   137,075

                              MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                              --------  --------  --------------------
Original Term (mos)               180       360             354
Stated remaining Term (mos)       172       360             352
Loan Age (mos)                      0         9               2
Current Interest Rate           5.000%   12.575%          6.885%
Initial Interest Rate Cap(4)    3.000%    3.000%          3.000%
Periodic Rate Cap(4)            1.000%    1.000%          1.000%
Gross Margin(4)                 4.000%    9.250%          5.824%
Maximum Mortgage Rate(4)       11.000%   15.990%         12.572%
Minimum Mortgage Rate(4)        5.000%    9.990%          6.572%
Months to Roll(4)                  15        60              25
Original Loan-to-Value          14.45%   100.00%          82.78%
Credit Score (3)                  520       812             652

                EARLIEST     LATEST
               ----------  ----------
Maturity Date  07/01/2019  03/01/2035

LIEN POSITION  PERCENT OF MORTGAGE POOL
-------------  ------------------------
1st Lien                 90.98%
2nd Lien                  9.02%

OCCUPANCY    PERCENT OF MORTGAGE POOL
---------    ------------------------
Primary                95.83%
Second Home             0.41%
Investment              3.76%

LOAN TYPE   PERCENT OF MORTGAGE POOL
----------  ------------------------
Fixed Rate            11.84%
ARM                   88.16%

AMORTIZATION TYPE  PERCENT OF MORTGAGE POOL
-----------------  ------------------------
Fully Amortizing            25.73%
Interest Only               71.05%
Balloon                      3.22%

YEAR OF ORIGINATION  PERCENT OF MORTGAGE POOL
-------------------  ------------------------
2004                           50.13%
2005                           49.87%

LOAN PURPOSE           PERCENT OF MORTGAGE POOL
------------           ------------------------
Purchase                         69.20%
Refinance - Rate/Term             3.00%
Refinance - Cashout              27.80%

PROPERTY TYPE             PERCENT OF MORTGAGE POOL
-------------             ------------------------
Single Family                       80.74%
Condominium                          8.32%
Planned Unit Development             6.15%
Two- to Four-Family                  4.79%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP I COLLATERAL SUMMARY

MORTGAGE RATES

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less          205   $ 43,701,172      7.03%     5.400%     667    $   213,176   79.33%    93.68%   87.45%
5.501% to 6.000%        592    117,869,101     18.95      5.855      664        199,103   79.37     90.02    85.27
6.001% to 6.500%        728    139,657,109     22.46      6.344      659        191,837   79.65     69.70    82.89
6.501% to 7.000%        744    136,353,735     21.92      6.833      649        183,271   80.71     61.03    79.14
7.001% to 7.500%        391     63,040,541     10.14      7.321      632        161,229   82.93     64.04    67.50
7.501% to 8.000%        372     44,518,276      7.16      7.821      629        119,673   86.66     64.58    58.53
8.001% to 8.500%        240     19,761,925      3.18      8.327      640         82,341   91.92     78.95    36.05
8.501% to 9.000%        299     17,673,694      2.84      8.840      661         59,109   96.75     63.85    17.87
9.001% to 9.500%        186      8,328,756      1.34      9.355      663         44,778   99.33     69.09     5.10
9.501% to 10.000%       171      7,294,633      1.17      9.830      662         42,659   99.64     57.96     2.04
10.001% to 10.500%      155      6,080,699      0.98     10.375      642         39,230   99.46     68.52     0.00
10.501% to 11.000%      267     11,081,441      1.78     10.857      623         41,504   99.68     84.66     0.00
11.001% to 11.500%      147      5,051,461      0.81     11.293      610         34,364   99.92     95.57     0.00
11.501% to 12.000%       39      1,483,120      0.24     11.747      609         38,029   99.82     92.46     0.00
12.501% to 13.000%        1         14,969      0.00     12.575      599         14,969   88.41    100.00     0.00
                      -----   ------------    ------      -----      ---    -----------   -----     -----    -----
TOTAL:                4,537   $621,910,631    100.00%     6.885%     652    $   137,075   82.78%    72.90%   71.05%
                      -----   ------------    ------      -----      ---    -----------   -----     -----    -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 12.575% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.885% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
169 to 180                    517   $ 21,049,241      3.38%    9.651%      661    $    40,714   98.51%    66.13%    0.00%
229 to 240                      4        195,954      0.03     8.486       675         48,989   92.50     50.73     0.00
349 to 360                  4,016    600,665,437     96.58     6.788       651        149,568   82.23     73.14    73.56
                            -----   ------------    ------     -----       ---    -----------   -----     -----    -----
TOTAL:                      4,537   $621,910,631    100.00%    6.885%      652    $   137,075   82.78%    72.90%   71.05%
                            -----   ------------    ------     -----       ---    -----------   -----     -----    -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 352 months.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP I COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less               1,041   $ 34,212,385      5.50%    9.789%     657     $    32,865   98.90%    78.53%    0.70%
$50,001 to $100,000             866     61,863,196      9.95     8.181      648          71,436   89.94     77.51    26.23
$100,001 to $150,000            861    107,811,137     17.34     6.740      642         125,216   82.10     85.24    68.37
$150,001 to $200,000            631    110,468,454     17.76     6.558      647         175,069   80.90     79.67    75.48
$200,001 to $250,000            463    103,819,161     16.69     6.485      651         224,231   80.32     71.28    86.80
$250,001 to $300,000            362     99,204,906     15.95     6.491      658         274,047   80.96     64.77    86.11
$300,001 to $350,000            249     80,578,251     12.96     6.398      660         323,607   79.84     62.00    88.65
$350,001 to $400,000             50     17,966,577      2.89     6.574      664         359,332   80.96     43.55    89.97
$400,001 to $450,000             12      5,070,565      0.82     6.593      681         422,547   81.70     33.20    83.76
$450,001 to $500,000              2        916,000      0.15     6.250      674         458,000   80.00    100.00   100.00
                              -----   ------------    ------     -----      ---     -----------   -----    ------    -----
TOTAL:                        4,537   $621,910,631    100.00%    6.885%     652     $   137,075   82.78%    72.90%   71.05%
                              -----   ------------    ------     -----      ---     -----------   -----    ------    -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $2,932 to approximately $460,000 and the average outstanding principal balance of the Mortgage Loans was approximately $137,075.

PRODUCT TYPES

                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                     MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES          LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------        --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
15 Year Fixed Loans       12   $  1,022,258      0.16%    7.889%      595    $    85,188   74.83%    83.74%   0.00%
20 Year Fixed Loans        4        195,954      0.03     8.486       675         48,989   92.50     50.73    0.00
30 Year Fixed Loans    1,012     52,377,291      8.42     9.051       653         51,756   93.45     79.41    1.46
2/28 LIBOR Loans       2,415    447,299,614     71.92     6.611       651        185,217   81.20     70.15   80.54
3/27 LIBOR Loans         400     66,229,217     10.65     6.409       650        165,573   81.56     83.43   79.07
5/25 LIBOR Loans         189     34,759,315      5.59     6.379       662        183,912   79.79     82.61   81.90
Balloon Loans            505     20,026,983      3.22     9.741       665         39,657   99.71     65.24    0.00
                       -----   ------------    ------     -----       ---    -----------   -----     -----   -----
TOTAL:                 4,537   $621,910,631    100.00%    6.885%      652    $   137,075   82.78%    72.90%  71.05%
                       -----   ------------    ------     -----       ---    -----------   -----     -----   -----

AMORTIZATION TYPE

                          NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                            OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
AMORTIZATION TYPE          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC        IO
-----------------        --------  ------------  ----------  --------  --------  -----------  --------  --------  -------
Fully Amortizing           1,783   $160,028,055     25.73%    7.584%      646    $    89,752   86.26%     75.20%    0.00%
Balloon                      505     20,026,983      3.22     9.741       665         39,657   99.71      65.24     0.00
60 Month Interest-Only     2,243    441,092,793     70.93     6.502       653        196,653   80.76      72.36   100.00
120 Month Interest-Only        6        762,800      0.12     7.174       630        127,133   79.58     100.00   100.00
                           -----   ------------    ------     -----       ---    -----------   -----     ------    -----
TOTAL:                     4,537   $621,910,631    100.00%    6.885%      652    $   137,075   82.78%     72.90%   71.05%
                           -----   ------------    ------     -----       ---    -----------   -----     ------    -----

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP I COLLATERAL SUMMARY

ADJUSTMENT TYPE

                  NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                    OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                 MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE    LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
ARM                3,004   $548,288,145     88.16%    6.572%      651    $   182,519   81.15%    72.54%   80.45%
Fixed Rate         1,533     73,622,486     11.84     9.221       655         48,025   94.89     75.54     1.04
TOTAL:             4,537   $621,910,631    100.00%    6.885%      652    $   137,075   82.78%    72.90%   71.05%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                 NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                   OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
GEOGRAPHIC      MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DISTRIBUTION      LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
------------    --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Arizona             271   $ 28,278,568      4.55%    7.014%      646    $   104,349   83.73%    89.67%   72.82%
California         1507    294,817,002     47.41     6.675       662        195,632   80.45     58.04    80.87
Colorado            476     56,322,225      9.06     6.741       646        118,324   83.05     91.02    78.23
Florida              59      6,461,308      1.04     7.404       638        109,514   87.00     87.17    58.43
Georgia             240     25,696,943      4.13     7.466       636        107,071   85.94     79.07    68.94
Idaho               129     10,489,964      1.69     7.190       636         81,318   83.80     87.87    50.54
Indiana              21      1,747,706      0.28     7.600       624         83,224   89.51     92.66    40.74
Kentucky             87      7,632,045      1.23     7.532       627         87,725   88.47     96.90    41.26
Michigan             76      8,022,130      1.29     7.477       648        105,554   88.46     67.31    46.23
Minnesota            12      1,549,910      0.25     7.389       611        129,159   88.43     88.19    27.21
Mississippi           2        138,913      0.02     8.383       598         69,457   94.50    100.00     0.00
Missouri              1        121,500      0.02     6.500       665        121,500   79.99    100.00   100.00
Nebraska              2         92,031      0.01     7.460       633         46,015   86.11    100.00     0.00
Nevada               28      4,949,185      0.80     6.788       641        176,757   79.66     76.44    79.53
North Carolina       55      4,894,218      0.79     7.794       632         88,986   88.34     86.89    34.84
Ohio                405     40,735,704      6.55     7.485       632        100,582   89.41     85.95    44.80
Oregon              357     39,789,750      6.40     6.958       652        111,456   84.03     82.50    56.85
South Carolina        9        906,276      0.15     7.724       627        100,697   90.40    100.00    10.09
Tennessee           133      8,508,525      1.37     7.255       620         63,974   86.34    100.00    30.82
Utah                134     11,693,819      1.88     6.955       647         87,267   83.57     90.86    61.48
Washington          504     65,972,275     10.61     6.797       648        130,897   83.18     84.82    70.37
Wisconsin            26      2,942,810      0.47     7.838       637        113,185   86.26     78.16    34.93
Wyoming               3        147,825      0.02     7.712       646         49,275   85.67    100.00     0.00
                  -----   ------------    ------     -----       ---    -----------   -----    ------   ------
TOTAL:            4,537   $621,910,631    100.00%    6.885%      652    $   137,075   82.78%    72.90%   71.05%
                  -----   ------------    ------     -----       ---    -----------   -----    ------   ------

No more than approximately 0.58% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP I COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                         NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                           OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL       MORTGAGE     BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
LOAN-TO-VALUE RATIOS     LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
--------------------    --------  -------------   ----------   --------   --------    -----------   ---------   -------    -------
50.00% or less                39  $   5,716,265         0.92%     6.769%     597      $   146,571       42.15%    76.85%     54.92%
50.01% to 55.00%              12      1,777,210         0.29      6.650      599          148,101       52.55     85.38      58.12
55.01% to 60.00%              24      3,831,044         0.62      6.908      622          159,627       58.39     75.94      68.15
60.01% to 65.00%              27      4,780,954         0.77      6.560      600          177,072       62.88     81.97      49.97
65.01% to 70.00%              57     11,213,584         1.80      6.664      608          196,730       68.77     79.31      76.74
70.01% to 75.00%             107     20,095,711         3.23      6.734      629          187,810       74.24     60.67      75.80
75.01% to 80.00%           2,141    406,557,400        65.37      6.369      660          189,891       79.90     67.66      83.38
80.01% to 85.00%             128     22,207,529         3.57      7.204      609          173,496       84.37     92.75      72.43
85.01% to 90.00%             286     43,800,064         7.04      7.340      636          153,147       89.72     88.49      64.73
90.01% to 95.00%             160     21,264,039         3.42      7.262      641          132,900       94.49     96.16      61.84
95.01% to 100.00%          1,556     80,666,830        12.97      9.157      656           51,842       99.94     80.16      15.21
                        --------  -------------   ----------   --------   ------      -----------   ---------   -------    -------
TOTAL:                     4,537  $ 621,910,631       100.00%     6.885%     652      $   137,075       82.78%    72.90%     71.05%
                        --------  -------------   ----------   --------   ------      -----------   ---------   -------    -------

------------------------
As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.45% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 9.02% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.68%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.88%.

LOAN PURPOSE

                        NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                          OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                       MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
    LOAN PURPOSE        LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
---------------------  --------  -------------  ----------   --------    --------   -----------    --------   -------    -------
Purchase                  3,294  $ 430,332,796       69.20%     6.885%     662      $   130,641       83.42%    66.37%     72.61%
Refinance - Cashout       1,108    172,907,106       27.80      6.855      628          156,053       81.19     86.89      68.23
Refinance - Rate Term       135     18,670,729        3.00      7.165      622          138,302       82.71     93.72      61.02
                       --------  -------------  ----------   --------    -----      -----------    --------   -------    -------
TOTAL:                    4,537  $ 621,910,631      100.00%     6.885%     652      $   137,075       82.78%    72.90%     71.05%
                       --------  -------------  ----------   --------    -----      -----------    --------   -------    -------

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP I COLLATERAL SUMMARY

PROPERTY TYPE

                           NUMBER    AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                             OF      PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                          MORTGAGE    BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE      ORIGINAL     FULL     PERCENT
    PROPERTY TYPE          LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
------------------------  -------- -------------  ----------   --------    --------  -----------    --------   -------    -------
Single Family                3,743 $ 502,128,589       80.74%     6.898%     649     $   134,151       82.95%    74.70%     69.22%
Condominium                    370    51,744,530        8.32      6.849      660         139,850       82.26     67.73      80.39
Planned Unit Development       271    38,251,407        6.15      6.761      653         141,149       82.05     80.98      78.08
Two-to Four-Family             153    29,786,105        4.79      6.890      684         194,680       81.70     41.16      76.61
                          -------- -------------  ----------   --------    -----     -----------    --------   -------    -------
TOTAL:                       4,537 $ 621,910,631      100.00%     6.885%     652     $   137,075       82.78%    72.90%     71.05%
                          -------- -------------  ----------   --------    -----     -----------    --------   -------    -------

DOCUMENTATION

                                  NUMBER    AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED
                                    OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                                 MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL     FULL     PERCENT
        DOCUMENTATION             LOANS    OUTSTANDING      POOL      COUPON    SCORE   OUTSTANDING    LTV        DOC        IO
-------------------------------  -------- -------------  ----------  --------  -------- -----------  --------   -------    -------
Full Documentation                  3,020 $ 383,897,939       61.73%    6.815%   638    $   127,119     83.38%   100.00%     70.17%
No Income Verification                993   158,074,387       25.42     7.124    692        159,189     81.16      0.00      71.81
Full Documentation-Bank Stmts         457    69,465,115       11.17     6.772    637        152,002     83.03    100.00      72.81
Limited Income Verification            67    10,473,190        1.68     6.598    660        156,316     83.41      0.00      80.14
                                 -------- -------------  ----------  --------  -----    -----------  --------   -------    -------
TOTAL:                              4,537 $ 621,910,631      100.00%    6.885%   652    $   137,075     82.78%    72.90%     71.05%
                                 -------- -------------  ----------  --------  -----    -----------  --------   -------    -------

OCCUPANCY

                      NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                        OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                     MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
 OCCUPANCY            LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-----------          --------  -------------  ----------   --------    --------   -----------    --------   -------    -------
Primary                 4,378  $ 595,978,774       95.83%     6.873%     651      $   136,130       82.78%    72.92%     70.75%
Investment                142     23,398,852        3.76      7.132      676          164,781       82.68     74.62      77.27
Second Home                17      2,533,006        0.41      7.454      670          149,000       84.67     50.86      84.32
                     --------  -------------  ----------   --------    -----      -----------     -------    ------    -------
TOTAL:                  4,537  $ 621,910,631      100.00%     6.885%     652      $   137,075       82.78%    72.90%     71.05%
                     --------  -------------  ----------   --------    -----      -----------     -------    ------    -------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP I COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                     NUMBER      AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                       OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
MORTGAGE LOANS AGE  MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
   (MONTHS)          LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV        DOC        IO
------------------  --------   -------------   ----------   --------   --------   -----------    --------   -------    -------
        0                207   $  24,218,427         3.89%     7.449%    641      $   116,997       85.24%    76.83%     61.77%
        1              2,162     279,892,611        45.01      7.013     648          129,460       82.99     74.43      62.94
        2                565      75,542,170        12.15      6.539     653          133,703       82.37     81.80      80.08
        3                737     114,837,610        18.47      6.656     655          155,818       82.08     67.64      92.25
        4                134      16,346,935         2.63      7.112     658          121,992       84.10     69.82      80.74
        5                648     100,726,236        16.20      6.848     658          155,442       82.28     68.49      65.53
        6                 46       6,037,357         0.97      7.121     655          131,247       84.65     71.73      59.18
        7                 33       3,669,455         0.59      7.379     667          111,196       85.15     49.87      35.72
        8                  3         245,619         0.04      8.216     712           81,873       94.60      6.09      93.91
        9                  2         394,210         0.06      6.038     613          197,105       76.27    100.00       0.00
                    --------   -------------   ----------   --------   -----      -----------    --------   -------    -------
TOTAL:                 4,537   $ 621,910,631       100.00%     6.885%    652      $   137,075       82.78%    72.90%     71.05%
                    --------   -------------   ----------   --------   -----      -----------    --------   -------    -------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER    AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                        OF      PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
ORIGINAL PREPAYMENT  MORTGAGE    BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
   PENALTY TERM        LOANS   OUTSTANDING     POOL        COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-------------------  -------- -------------  ----------   --------    --------   -----------    --------   -------    -------
None                      841 $  65,616,315       10.55%     8.012%     645      $    78,022       88.13%    78.18%     47.68%
12 Months                 143    26,414,029        4.25      6.746      652          184,713       80.90     69.44      77.97
24 Months               2,705   399,194,038       64.19      6.802      654          147,576       82.33     68.98      75.33
36 Months                 848   130,686,250       21.01      6.604      649          154,111       81.86     82.92      68.30
                     -------- -------------  ----------   --------    -----      -----------    --------   -------    -------
TOTAL:                  4,537 $ 621,910,631      100.00%     6.885%     652      $   137,075       82.78%    72.90%     71.05%
                     -------- -------------  ----------   --------    -----      -----------    --------   -------    -------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP I COLLATERAL SUMMARY

CREDIT SCORES

                  NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                     OF      PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
  RANGE OF        MORTGAGE    BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
CREDIT SCORES      LOANS    OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-------------     -------- -------------  ----------   --------    -------    -----------    --------   -------    -------
520 to 525               3 $     434,054        0.07%     7.182%     521      $   144,685       70.78%   100.00%      0.00%
526 to 550              45     7,710,027        1.24      7.492      543          171,334       75.82     96.01      67.70
551 to 575             144    24,059,588        3.87      7.555      564          167,080       76.69     94.81      68.11
576 to 600             400    51,825,281        8.33      7.364      590          129,563       81.59     95.89      65.33
601 to 625             988   124,244,327       19.98      6.966      612          125,753       83.55     95.78      69.91
626 to 650             865   117,253,241       18.85      6.815      639          135,553       83.54     84.64      69.73
651 to 675             821   115,450,066       18.56      6.825      662          140,621       83.29     64.91      74.31
676 to 700             550    74,707,347       12.01      6.722      687          135,832       82.80     52.19      72.63
701 to 725             348    52,709,101        8.48      6.585      711          151,463       82.76     38.47      72.89
726 to 750             183    24,418,560        3.93      6.659      737          133,435       83.23     38.21      74.03
751 to 775             122    18,903,126        3.04      6.644      760          154,944       83.23     35.54      75.30
776 to 800              55     8,385,970        1.35      6.627      787          152,472       83.05     44.24      65.02
801 to 812              13     1,809,942        0.29      6.707      807          139,226       82.99     44.88      84.51
                  -------- -------------  ----------   --------    -----      -----------    --------   -------    -------
TOTAL:               4,537 $ 621,910,631      100.00%     6.885%     652      $   137,075       82.78%    72.90%     71.05%
                  -------- -------------  ----------   --------    -----      -----------    --------   -------    -------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 520 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 652.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                      NUMBER    AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                        OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
  RANGE OF          MORTGAGE    BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
GROSS MARGINS         LOANS    OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
---------------     --------  -------------   ----------   --------    --------   -----------   ---------   -------   --------
3.501% to 4.000%           4  $     863,962         0.16%     5.000%     642      $   215,990       78.93%   100.00%    100.00%
4.001% to 4.500%          91     17,008,914         3.10      5.388      665          186,911       79.92     96.88      79.18
4.501% to 5.000%         412     83,878,800        15.30      5.739      666          203,589       79.37     90.86      85.20
5.001% to 5.500%         629    120,303,711        21.94      6.093      658          191,262       79.57     82.81      83.93
5.501% to 6.000%         743    142,142,882        25.92      6.571      656          191,309       80.34     63.67      83.03
6.001% to 6.500%         554     97,941,833        17.86      6.993      644          176,790       81.60     61.47      78.99
6.501% to 7.000%         298     49,772,975         9.08      7.532      632          167,023       84.88     57.35      72.63
7.001% to 7.500%         157     22,944,371         4.18      7.980      622          146,142       85.69     61.62      67.47
7.501% to 8.000%          81      9,680,737         1.77      8.500      602          119,515       90.76     80.02      51.37
8.001% to 8.500%          27      3,066,728         0.56      8.817      598          113,583       94.03     89.94      66.16
8.501% to 9.000%           7        534,432         0.10      9.560      596           76,347      100.00    100.00      28.25
9.001% to 9.500%           1        148,800         0.03      9.750      603          148,800       99.98    100.00     100.00
                    --------  -------------   ----------   --------    -----      -----------   ---------   -------   --------
TOTAL:                 3,004  $ 548,288,145       100.00%     6.572%     651      $   182,519       81.15%    72.54%     80.45%
                    --------  -------------   ----------   --------    -----      -----------   ---------   -------   --------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 9.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.824% per annum.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP I COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                        NUMBER    AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                          OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
 RANGE OF MAXIMUM      MORTGAGE    BALANCE       MORTGAGE    AVERAGE      CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
  MORTGAGE RATES        LOANS    OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-----------------      -------- -------------   ----------   --------    --------   -----------    --------   -------    -------
11.000% or less               8 $   1,679,895         0.31%     5.000%     648      $   209,987       79.41%   100.00%     77.86%
11.001% to 11.500%          197    42,021,277         7.66      5.416      668          213,306       79.33     93.43      87.83
11.501% to 12.000%          590   117,485,227        21.43      5.855      664          199,128       79.42     90.05      85.78
12.001% to 12.500%          710   136,788,678        24.95      6.344      659          192,660       79.77     69.15      84.35
12.501% to 13.000%          716   132,344,682        24.14      6.833      649          184,839       80.95     60.28      81.30
13.001% to 13.500%          364    58,975,220        10.76      7.319      632          162,020       83.24     62.48      71.28
13.501% to 14.000%          238    37,976,729         6.93      7.808      625          159,566       85.57     59.34      69.09
14.001% to 14.500%          108    13,073,556         2.38      8.307      614          121,051       89.31     75.68      54.50
14.501% to 15.000%           59     6,666,818         1.22      8.772      591          112,997       93.26     91.56      47.38
15.001% to 15.500%           10       872,080         0.16      9.207      593           87,208       97.73    100.00      48.73
15.501% to 16.000%            4       403,984         0.07      9.833      597          100,996       99.99    100.00      36.83
                       -------- -------------   ----------   --------    -----      -----------    --------   -------    -------
TOTAL:                    3,004 $ 548,288,145       100.00%     6.572%     651      $   182,519       81.15%    72.54%     80.45%
                       -------- -------------   ----------   --------    -----      -----------    --------   -------    -------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 15.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.572% per annum.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP I COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                      NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                        OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
NEXT RATE            MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
ADJUSTMENT DATE       LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
---------------      --------  -------------  ----------   --------    --------   -----------    --------    ------    -------
June 2006                   1  $     249,430        0.05%     5.625%     641      $   249,430       79.99%   100.00%      0.00%
July 2006                   2        230,650        0.04      7.933      719          115,325       95.00      0.00     100.00
August 2006                18      3,031,537        0.55      6.830      667          168,419       82.03     50.48      43.24
September 2006             26      4,794,571        0.87      6.790      652          184,407       82.32     70.48      67.31
October 2006              442     81,028,506       14.78      6.699      659          183,322       81.45     65.94      71.25
November 2006              58     10,814,836        1.97      6.725      650          186,463       81.86     67.36      95.72
December 2006             417     85,370,919       15.57      6.517      652          204,726       80.69     63.51      99.79
January 2007              284     52,338,477        9.55      6.186      650          184,290       80.67     83.01      89.81
February 2007           1,075    193,263,207       35.25      6.683      647          179,780       81.23     71.78      74.53
March 2007                 92     16,177,480        2.95      7.009      639          175,842       82.91     71.24      69.09
October 2007               65      9,649,152        1.76      6.592      652          148,448       82.69     79.61      68.09
November 2007               7      1,330,085        0.24      6.342      712          190,012       80.99     65.60     100.00
December 2007              64     12,270,239        2.24      6.192      648          191,722       81.25     81.95      98.31
January 2008               50      8,866,653        1.62      6.078      657          177,333       80.90     85.07      90.40
February 2008             196     31,670,436        5.78      6.505      645          161,584       81.32     85.33      70.10
March 2008                 18      2,442,651        0.45      6.773      666          135,703       84.40     85.20      89.47
September 2009              2        345,459        0.06      6.282      629          172,730       80.00    100.00     100.00
October 2009               13      2,547,474        0.46      6.380      686          195,960       80.37     73.84      66.71
November 2009               9      1,515,904        0.28      6.711      635          168,434       75.13     92.93     100.00
December 2009              42      8,676,635        1.58      6.219      669          206,587       80.04     82.22     100.00
January 2010               38      6,322,983        1.15      6.141      671          166,394       78.27     80.52      86.50
February 2010              75     13,531,410        2.47      6.469      656          180,419       80.25     82.75      67.72
March 2010                 10      1,819,450        0.33      7.030      642          181,945       83.39     91.06      87.74
                     --------  -------------  ----------   --------    -----      -----------    --------    ------    -------
TOTAL:                  3,004  $ 548,288,145      100.00%     6.572%     651      $   182,519       81.15%    72.54%     80.45%
                     --------  -------------  ----------   --------    -----      -----------    --------    ------    -------

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance     $  260,118,004
Aggregate Original Principal Balance        $  260,231,368
Number of Mortgage Loans                               986

                                  MINIMUM    MAXIMUM   AVERAGE(1)
                                  --------  ---------  ---------
Original Principal Balance        $ 15,000  $ 885,000  $ 263,926
Outstanding Principal Balance     $ 14,984  $ 885,000  $ 263,811
                                  --------  ---------  ---------

                                    MINIMUM     MAXIMUM     WEIGHTED AVERAGE(2)
                                    -------     -------     ------------------
Original Term (mos)                     180         360                    347
Stated remaining Term (mos)             173         360                    345
Loan Age (mos)                            0           7                      2
Current Interest Rate                 4.990%     11.990%                 6.911%
Initial Interest Rate Cap(4)          3.000%      3.000%                 3.000%
Periodic Rate Cap(4)                  1.000%      1.000%                 1.000%
Gross Margin(4)                       4.125%      8.499%                 5.623%
Maximum Mortgage Rate(4)             10.990%     14.990%                12.351%
Minimum Mortgage Rate(4)              4.990%      8.990%                 6.350%
Months to Roll(4)                        17          59                     26
Original Loan-to-Value                51.85%     100.00%                 83.60%
Credit Score (3)                        535         810                    669

                      EARLIEST            LATEST
                     ----------         ----------
Maturity Date        08/01/2019         03/01/2035

LIEN POSITION          PERCENT OF MORTGAGE POOL
-------------          ------------------------
1st Lien                                  82.45%
2nd Lien                                  17.55%

OCCUPANCY              PERCENT OF MORTGAGE POOL
---------              ------------------------
Primary                                   97.81%
Second Home                                0.52%
Investment                                 1.66%

LOAN TYPE              PERCENT OF MORTGAGE POOL
---------              ------------------------
Fixed Rate                                17.96%
ARM                                       82.04%

AMORTIZATION TYPE      PERCENT OF MORTGAGE POOL
-----------------      ------------------------
Fully Amortizing                          18.69%
Interest Only                             74.33%
Balloon                                    6.98%

YEAR OF ORIGINATION    PERCENT OF MORTGAGE POOL
-------------------    ------------------------
2004                                      51.93%
2005                                      48.07%

LOAN PURPOSE           PERCENT OF MORTGAGE POOL
------------           ------------------------
Purchase                                  71.98%
Refinance - Rate/Term                      1.62%
Refinance - Cashout                       26.40%

PROPERTY TYPE          PERCENT OF MORTGAGE POOL
-------------          ------------------------
Single Family                             81.03%
Condominium                               10.33%
Planned Unit Development                   5.78%
Two- to Four-Family                        2.85%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

MORTGAGE RATES

                        NUMBER      AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                          OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
    RANGE OF           MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
 MORTGAGE RATES          LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
------------------     --------  -------------   ----------   --------    --------   -----------    --------   -------    -------
5.500% or less               57  $  25,470,900         9.79%     5.384%     678      $   446,858       78.67%    92.96%     86.43%
5.501% to 6.000%            140     59,473,031        22.86      5.847      666          424,807       79.25     81.05      89.12
6.001% to 6.500%            147     61,233,493        23.54      6.374      676          416,554       80.68     57.75      90.38
6.501% to 7.000%            100     42,664,886        16.40      6.818      656          426,649       80.31     55.74      93.84
7.001% to 7.500%             35     13,619,828         5.24      7.339      664          389,138       82.71     39.49      89.46
7.501% to 8.000%             42     10,364,330         3.98      7.786      668          246,770       87.05     47.25      65.26
8.001% to 8.500%             54      7,140,122         2.74      8.345      714          132,224       94.78     50.03      31.54
8.501% to 9.000%            131     13,379,612         5.14      8.903      699          102,134       98.19     32.90      13.08
9.001% to 9.500%             78      7,942,906         3.05      9.351      677          101,832       99.11     50.48       0.00
9.501% to 10.000%            69      6,361,405         2.45      9.813      664           92,194       97.55     57.96       0.00
10.001% to 10.500%           29      2,794,642         1.07     10.394      647           96,367       98.76     50.71       0.00
10.501% to 11.000%           75      6,866,169         2.64     10.830      628           91,549       98.87     81.60       0.00
11.001% to 11.500%           21      1,980,719         0.76     11.348      619           94,320       99.47     84.90       0.00
11.501% to 12.000%            8        825,960         0.32     11.752      632          103,245      100.00     90.32       0.00
                       --------  -------------   ----------   --------    -----      -----------    --------   -------    -------
TOTAL:                      986  $ 260,118,004       100.00%     6.911%     669      $   263,811       83.60%    63.98%     74.33%
                       --------  -------------   ----------   --------    -----      -----------    --------   -------    -------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 11.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.911% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                             OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF                  MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
REMAINING TERMS (MONTHS)    LOANS    OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-----------------------   --------  -------------  ----------   --------    --------   -----------    --------   -------    -------
169 to 180                     193  $  18,148,056        6.98%     9.518%     684      $    94,031       98.86%    47.91%      0.00%
349 to 360                     793    241,969,949       93.02      6.716      668          305,132       82.45     65.18      79.91
                          --------  -------------  ----------   --------    -----      -----------    --------   -------    -------
TOTAL:                         986  $ 260,118,004      100.00%     6.911%     669      $   263,811       83.60%    63.98%     74.33%
                          --------  -------------  ----------   --------    -----      -----------    --------   -------    -------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 345 months.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER      AGGREGATE                         WEIGHTED     AVERAGE      WEIGHTED
                               OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV        DOC        IO
--------------------------  --------  -------------  ----------  --------  --------   -----------    --------   -------    -------
$50,000 or less                   13  $     539,140        0.21%    9.147%   684      $    41,472       88.53%    42.04%      0.00%
$50,001 to $100,000              294     24,500,684        9.42     9.626    675           83,336       99.04     53.94       0.00
$100,001 to $150,000             169     19,425,753        7.47     9.174    681          114,945       97.33     54.93       5.84
$150,001 to $200,000              28      4,831,877        1.86     7.721    664          172,567       88.48     92.31      37.68
$200,001 to $250,000              14      3,089,608        1.19     7.350    671          220,686       85.75     85.23      50.63
$300,001 to $350,000               6      1,956,352        0.75     6.095    678          326,059       81.56     82.31      83.54
$350,001 to $400,000             164     62,258,842       23.93     6.413    668          379,627       81.04     56.70      91.63
$400,001 to $450,000             135     56,977,790       21.90     6.425    664          422,058       80.17     54.54      93.46
$450,001 to $500,000              77     36,607,745       14.07     6.270    674          475,425       80.75     67.77      89.58
$500,001 to $550,000              37     19,324,041        7.43     6.311    657          522,271       81.21     72.98      91.87
$550,001 to $600,000              25     14,492,429        5.57     6.311    668          579,697       79.24     84.16      87.94
$600,001 to $650,000              13      8,127,595        3.12     6.023    662          625,200       78.12    100.00      69.16
$650,001 to $700,000               6      4,090,050        1.57     6.067    698          681,675       73.98    100.00     100.00
$700,001 to $750,000               3      2,160,700        0.83     6.492    676          720,233       78.28    100.00     100.00
$850,001 to $900,000               2      1,735,400        0.67     6.186    664          867,700       77.45    100.00     100.00
                            --------  -------------  ----------  --------  -----      -----------    --------   -------    -------
TOTAL:                           986  $ 260,118,004      100.00%    6.911%   669      $   263,811       83.60%    63.98%     74.33%
                            --------  -------------  ----------  --------  -----      -----------    --------   -------    -------

As of the Cut-off Date, the outstanding principal balances of the Mortgageoans ranged from approximately $14,984 to approximately $885,000 and the average outstanding principal balance of the Mortgage Loans was approximately $263,811.

PRODUCT TYPES

                         NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                           OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
PRODUCT TYPES             LOANS    OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-------------------     --------  -------------  ----------   --------    --------   -----------    --------   -------    -------
30 Year Fixed Loans          288  $  28,578,044       10.99%     9.457%     677      $    99,229       98.18%    62.80%      0.00%
2/28 LIBOR Loans             397    175,932,174       67.64      6.387      667          443,154       80.42     62.84      93.05
3/27 LIBOR Loans              34     14,876,613        5.72      6.086      668          437,547       81.09     68.68      76.58
5/25 LIBOR Loans              74     22,583,117        8.68      6.225      664          305,177       79.28     84.11      80.83
Balloon Loans                193     18,148,056        6.98      9.518      684           94,031       98.86     47.91       0.00
                        --------  -------------  ----------   --------    -----      -----------    --------   -------    -------
TOTAL:                       986  $ 260,118,004      100.00%     6.911%     669      $   263,811       83.60%    63.98%     74.33%
                        --------  -------------  ----------   --------    -----      -----------    --------   -------    -------

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

AMORTIZATION TYPE

                          NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                            OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
ADJUSTMENT TYPE           LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
----------------------   --------  -------------  ----------   --------    --------   -----------    --------   -------    -------
Fully Amortizing              340  $  48,619,784       18.69%     8.124%     667      $   142,999       90.45%    66.39%      0.00%
Balloon                       193     18,148,056        6.98      9.518      684           94,031       98.86     47.91       0.00
60 Month Interest-Only        453    193,350,165       74.33      6.361      668          426,822       80.45     64.88     100.00
                         --------  -------------  ----------   --------    -----      -----------    --------   -------    -------
TOTAL:                        986  $ 260,118,004      100.00%     6.911%     669      $   263,811       83.60%    63.98%     74.33%
                         --------  -------------  ----------   --------    -----      -----------    --------   -------    -------

ADJUSTMENT TYPE

                          NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                            OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
ADJUSTMENT TYPE            LOANS    OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
----------------------   --------  -------------  ----------   --------    --------   -----------    --------   -------    -------
ARM                           505  $ 213,391,905       82.04%     6.349%     667      $   422,558       80.35%    65.50%     90.61%
Fixed Rate                    481     46,726,100       17.96      9.481      680           97,144       98.44     57.02       0.00
                         --------  -------------  ----------   --------    -----      -----------    --------   -------    -------
TOTAL:                        986  $ 260,118,004      100.00%     6.911%     669      $   263,811       83.60%    63.98%     74.33%
                         --------  -------------  ----------   --------    -----      -----------    --------   -------    -------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                     NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                       OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
GEOGRAPHIC          MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
DISTRIBUTION          LOANS    OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
------------        --------  -------------  ----------   --------    --------   -----------    --------   -------    -------
Arizona                    9  $   2,274,137        0.87%     6.812%     670      $   252,682       82.56%   100.00%     79.42%
California               862    228,208,561       87.73      6.909      671          264,743       83.28     60.80      75.25
Colorado                  19      3,715,600        1.43      6.748      658          195,558       83.47     94.07      79.68
Florida                    2        530,750        0.20      7.484      612          265,375       95.84    100.00      83.23
Georgia                    6      1,601,373        0.62      7.189      632          266,895       88.33    100.00      80.33
Idaho                      2        229,057        0.09      7.333      647          114,529       87.22    100.00      63.91
Kentucky                   1        383,200        0.15      6.250      627          383,200       80.00    100.00     100.00
Michigan                   2        521,761        0.20      6.990      684          260,880       83.13      0.00      84.33
Nevada                     5      1,610,673        0.62      6.363      648          322,135       84.54     72.94      74.99
Ohio                      12      3,432,140        1.32      7.399      645          286,012       91.33     80.48      64.01
Oregon                    25      5,689,656        2.19      7.159      641          227,586       86.48     86.36      48.47
Tennessee                  1        194,097        0.07      5.375      687          194,097       80.00    100.00       0.00
Utah                       4      1,492,347        0.57      6.646      639          373,087       82.91    100.00      90.35
Washington                33      9,569,654        3.68      6.708      664          289,990       85.58     88.75      69.57
Wisconsin                  3        665,000        0.26      8.512      658          221,667       85.86     19.55       0.00
                    --------  -------------  ----------   --------    -----      -----------    --------   -------    -------
TOTAL:                   986  $ 260,118,004      100.00%     6.911%     669      $   263,811       83.60%    63.98%     74.33%
                    --------  -------------  ----------   --------    -----      -----------    --------   -------    -------

No more than approximately 2.84% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                         OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL     MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS   LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
--------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
50.01% to  55.00%          4    $   1,400,000      0.54%    6.513%      642    $  350,000    52.83%    91.07%  100.00%
55.01% to  60.00%          2          514,434      0.20     7.489       605       257,217    59.22     27.10    72.90
60.01% to  65.00%          4        1,582,000      0.61     6.347       607       395,500    63.12     71.74   100.00
65.01% to  70.00%         16        7,207,692      2.77     6.277       662       450,481    68.98     50.72    59.19
70.01% to  75.00%         23       12,698,493      4.88     6.192       644       552,108    74.54     79.19    91.16
75.01% to  80.00%        387      159,836,847     61.45     6.262       672       413,015    79.90     60.62    91.84
80.01% to  85.00%         31       11,566,087      4.45     6.796       654       373,100    84.11     87.63    75.60
85.01% to  90.00%         50       12,102,349      4.65     7.254       662       242,047    89.81     80.84    75.73
90.01% to  95.00%         43        9,126,660      3.51     7.556       657       212,248    94.48     90.95    68.30
95.01% to 100.00%        426       44,083,443     16.95     9.405       679       103,482    99.92     56.82     7.29
                         ---    -------------    ------     -----       ---    ----------    -----     -----    -----
TOTAL:                   986    $ 260,118,004    100.00%    6.911%      669    $  263,811    83.60%    63.98%   74.33%
                         ---    -------------    ------     -----       ---    ----------    -----     -----    -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 51.85% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 17.55% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.84%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.74%.

LOAN PURPOSE

                        NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                       MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE            LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
---------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Purchase                 763     $ 187,242,127     71.98%    7.022%     679      $ 245,403    84.45%    55.88%   73.61%
Refinance-Cashout        207        68,668,171     26.40     6.615      645        331,730    81.47     84.37    76.89
Refinance-Rate Term       16         4,207,706      1.62     6.800      643        262,982    80.61     91.34    64.66
                         ---     -------------    ------     -----      ---      ---------    -----     -----    -----
TOTAL:                   986     $ 260,118,004    100.00%    6.911%     669      $ 263,811    83.60%    63.98%   74.33%
                         ---     -------------    ------     -----      ---      ---------    -----     -----    -----

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

PROPERTY TYPE

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE              LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
------------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family               789     $ 210,776,030    81.03%     6.879%     670     $   267,143   83.70%    62.37%   74.95%
Planned Unit Development     99        26,879,975    10.33      6.947      659         271,515   81.51     74.58    76.54
Condominium                  64        15,045,764     5.78      7.159      671         235,090   84.93     69.91    70.78
Two-to Four-Family           34         7,416,236     2.85      7.196      677         218,125   85.53     59.21    55.85
                            ---     -------------   ------      -----      ---     -----------   -----     -----    -----
TOTAL:                      986     $ 260,118,004   100.00%     6.911%     669     $   263,811   83.60%    63.98%   74.33%
                            ---     -------------   ------      -----      ---     -----------   -----     -----    -----

DOCUMENTATION

                                  NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                    OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                 MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                     LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
-------------------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Full Documentation                  434    $ 118,641,661     45.61%    6.689%      654    $   273,368   83.69%   100.00%  76.67%
No Income Verification              372       87,126,084     33.49     7.324       698        234,210   83.91      0.00   71.90
Full Documentation-Bank Stmts       158       47,773,479     18.37     6.766       652        302,364   83.18    100.00   72.17
Limited Income Verification          22        6,576,780      2.53     6.495       676        298,945   81.06      0.00   80.01
                                    ---    -------------    ------     -----       ---    -----------   -----    ------   -----
TOTAL:                              986    $ 260,118,004    100.00%    6.911%      669    $   263,811   83.60%    63.98%  74.33%
                                    ---    -------------    ------     -----       ---    -----------   -----    ------   -----

OCCUPANCY

              NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
             MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY     LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
-----------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Primary         972    $ 254,431,787    97.81%     6.899%      669    $  261,761    83.58%    64.17%    74.05%
Investment       11        4,328,846     1.66      7.515       694       393,531    86.86     49.77     83.11
Second Home       3        1,357,372     0.52      7.198       697       452,457    76.85     72.37    100.00
                ---    -------------   ------      -----       ---    ----------    -----     -----    ------
TOTAL:          986    $ 260,118,004   100.00%     6.911%      669    $  263,811    83.60%    63.98%    74.33%
                ---    -------------   ------      -----       ---    ----------    -----     -----    ------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                     NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)              LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
0                      47     $   9,816,850      3.77%    7.935%     671     $   208,869   85.91%    48.52%  58.53%
1                     446       111,110,506     42.72     7.044      667         249,127   84.52     66.32   69.01
2                     104        30,093,988     11.57     6.531      671         289,365   83.17     74.20   78.26
3                     157        46,045,023     17.70     6.670      674         293,280   82.18     59.64   86.31
4                      42         9,912,826      3.81     6.811      673         236,020   83.94     54.83   77.72
5                     162        45,555,549     17.51     6.813      671         281,207   82.56     60.20   78.12
6                      15         3,404,889      1.31     7.331      663         226,993   86.58     73.65   61.74
7                      13         4,178,373      1.61     7.345      651         321,413   80.38     67.01   53.50
                      ---     -------------    ------     -----      ---     -----------   -----     -----   -----
TOTAL                 986     $ 260,118,004    100.00%    6.911%     669     $   263,811   83.60%    63.98%  74.33%
                      ---     -------------    ------     -----      ---     -----------   -----     -----   -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                        OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM          LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
None                    74     $  15,318,807      5.89%    8.039%      666    $  207,011     87.90%   80.33%   58.67%
12 Months               67        21,831,754      8.39     6.745       675       325,847     82.13    70.95    82.79
24 Months              682       170,913,012     65.71     7.000       670       250,606     84.10    57.78    73.53
36 Months              105        38,849,468     14.94     6.369       665       369,995     81.67    76.81    77.24
60 Months               58        13,204,963      5.08     6.326       665       227,672     80.22    75.89    80.30
                       ---     -------------    ------     -----       ---    ----------     -----    -----    -----
TOTAL:                 986     $ 260,118,004    100.00%    6.911%      669    $  263,811     83.60%   63.98%   74.33%
                       ---     -------------    ------     -----       ---    ----------     -----    -----    -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

CREDIT SCORES

                NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                  OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF       MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT SCORES   LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
526 to 550         4     $   1,357,334      0.52%     7.617%     539    $  339,333    73.29%   100.00%  89.73%
551 to 575        11         3,968,441      1.53      6.880      562       360,767    76.95     95.35   72.17
576 to 600        31         8,428,153      3.24      7.379      587       271,876    82.33     90.44   81.66
601 to 625       129        36,793,771     14.15      6.821      615       285,223    83.56     96.97   78.37
626 to 650       166        47,891,342     18.41      6.952      639       288,502    83.33     84.64   73.50
651 to 675       196        49,888,757     19.18      6.974      661       254,534    83.30     60.74   73.23
676 to 700       168        40,729,458     15.66      6.924      687       242,437    84.00     49.27   72.10
701 to 725       151        38,238,639     14.70      6.843      711       253,236    84.41     39.35   71.77
726 to 750        64        16,205,061      6.23      6.816      737       253,204    84.37     23.43   77.29
751 to 775        43        11,622,546      4.47      6.721      763       270,292    84.03     48.46   76.54
776 to 800        21         4,518,554      1.74      6.757      785       215,169    87.11     57.38   70.98
801 to 825         2           475,948      0.18      6.898      809       237,974    84.00      0.00   80.01
                 ---     -------------    ------      -----      ---    ----------    -----     -----   -----
TOTAL:           986     $ 260,118,004    100.00%     6.911%     669    $  263,811    83.60%    63.98%  74.33%
                 ---     -------------    ------      -----      ---    ----------    -----     -----   -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 535 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 669.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                   NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                     OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GROSS MARGINS      LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
----------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
4.001% to 4.500%      29    $  13,108,319     6.14%     5.381%     675     $  452,011   78.77%     96.53%   81.68%
4.501% to 5.000%      90       39,943,933    18.72      5.699      668        443,821   79.43      81.50    88.61
5.001% to 5.500%     132       57,036,402    26.73      6.095      667        432,094   79.90      75.55    89.59
5.501% to 6.000%     130       53,033,788    24.85      6.522      674        407,952   79.70      52.28    94.85
6.001% to 6.500%      76       31,715,601    14.86      6.912      660        417,311   81.97      52.43    91.19
6.501% to 7.000%      29       10,821,613     5.07      7.487      656        373,159   82.77      30.08    84.97
7.001% to 7.500%      12        4,561,200     2.14      7.834      643        380,100   83.17      45.16   100.00
7.501% to 8.000%       4        1,947,050     0.91      8.358      664        486,763   90.42      52.90   100.00
8.001% to 8.500%       3        1,224,000     0.57      8.784      611        408,000   86.67      63.40   100.00
                     ---    -------------   ------      -----      ---     ----------   -----      -----   ------
TOTAL:               505    $ 213,391,905   100.00%     6.349%     667     $  422,558   80.35%     65.50%   90.61%
                     ---    -------------   ------      -----      ---     ----------   -----      -----   ------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.125% per annum to 8.499% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.623% per annum.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM    MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES       LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
11.000% or less         2     $     614,447     0.29%      4.997%    681      $ 307,224    80.00%   100.00%   66.10%
11.001% to 11.500%     54        24,662,356    11.56       5.394     677        456,710    78.63     92.73    87.62
11.501% to 12.000%    139        59,100,061    27.70       5.847     666        425,180    79.22     80.93    89.05
12.001% to 12.500%    147        61,233,493    28.70       6.374     676        416,554    80.68     57.75    90.38
12.501% to 13.000%     98        41,800,374    19.59       6.805     655        426,534    80.36     55.87    95.63
13.001% to 13.500%     36        14,055,728     6.59       7.328     664        390,437    82.63     38.26    89.78
13.501% to 14.000%     20         7,923,195     3.71       7.746     651        396,160    84.06     32.36    85.37
14.001% to 14.500%      5         2,252,250     1.06       8.220     693        450,450    84.33     22.38   100.00
14.501% to 15.000%      4         1,750,000     0.82       8.812     609        437,500    90.67     74.40   100.00
                      ---     -------------   ------       -----     ---      ---------    -----     -----   ------
TOTAL:                505     $ 213,391,905   100.00%      6.349%    667      $ 422,558    80.35%    65.50%   90.61%
                      ---     -------------   ------       -----     ---      ---------    -----     -----   ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.990% per annum to 14.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.351% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
NEXT DATE              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
ADJUSTMENT DATE     MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES       LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
August 2006              5    $   2,652,233     1.24%     7.088%      655    $  530,447    79.85%    62.12%   77.52%
September 2006           4        1,708,000     0.80      6.511       659       427,000    80.00     74.24   100.00
October 2006            63       27,472,504    12.87      6.575       672       436,071    80.75     55.83    88.17
November 2006           14        6,235,124     2.92      6.402       664       445,366    81.46     53.89   100.00
December 2006           81       35,978,572    16.86      6.397       669       444,180    80.00     59.54    98.88
January 2007            42       19,347,017     9.07      5.957       672       460,643    79.55     75.92   100.00
February 2007          173       75,764,924    35.51      6.347       663       437,948    80.70     65.95    90.83
March 2007              15        6,773,800     3.17      6.911       678       451,587    80.19     42.43    84.82
August 2007              1          611,727     0.29      5.990       645       611,727    70.00    100.00     0.00
September 2007           1          394,250     0.18      6.990       619       394,250    95.00    100.00   100.00
October 2007             5        2,051,187     0.96      6.830       700       410,237    87.81     39.32    79.94
November 2007            3        1,133,597     0.53      5.769       627       377,866    71.80     64.18   100.00
December 2007            5        1,930,272     0.90      6.269       686       386,054    80.99     38.79   100.00
January 2008             6        2,637,868     1.24      5.977       662       439,645    84.83     83.87    82.49
February 2008           13        6,117,713     2.87      5.837       668       470,593    79.19     77.09    67.32
August 2009              2          363,793     0.17      7.248       624       181,896    77.40     49.30    49.30
October 2009            50       11,702,881     5.48      6.305       662       234,058    80.09     77.47    83.11
November 2009            2          439,532     0.21      5.706       712       219,766    80.00    100.00    76.43
December 2009            5        2,234,200     1.05      5.755       661       446,840    76.68     83.76   100.00
January 2010             6        3,054,827     1.43      5.733       652       509,138    77.98    100.00    66.42
February 2010            9        4,787,885     2.24      6.534       676       531,987    79.40     91.54    78.30
                       ---    -------------   ------      -----       ---    ----------    -----    ------   ------
TOTAL:                 505    $ 213,391,905   100.00%     6.349%      667    $  422,558    80.35%    65.50%   90.61%
                       ---    -------------   ------      -----       ---    ----------    -----    ------   ------

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO ]  COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2

                             ASSUMED MORTGAGE POOLS

                    INITIAL GROUP I FIXED RATE MORTGAGE LOANS

                                                                                                                   ORIGINAL
                                                          ORIGINAL      REMAINING     ORIGINAL       REMAINING    MONTHS TO
                           NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM         TERM           TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)       (MONTHS)     EXPIRATION
-------------  --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
   198,788.18    7.500     6.980     180        178         180           178              0             0             0
   710,854.15    7.732     7.212     180        177         180           177              0             0            36
    73,449.93    6.500     5.980     240        239         240           239              0             0             0
 1,467,586.79    7.847     7.327     360        358         360           358              0             0             0
 1,020,017.81    7.608     7.088     360        357         360           357              0             0            24
13,274,796.17    7.260     6.740     360        358         360           358              0             0            36
    75,000.00    6.750     6.230     360        359         240           240            120           119            24
   687,800.00    7.220     6.700     360        359         240           240            120           119            36
 5,450,298.39   10.111     9.591     180        178         360           358              0             0             0
   417,091.08   10.220     9.700     180        178         360           358              0             0            12
13,788,191.26    9.565     9.045     180        178         360           358              0             0            24
   371,402.55   10.334     9.814     180        177         360           357              0             0            36
   112,615.21    9.563     9.043     180        179         180           179              0             0            24
    25,951.92   11.500    10.980     240        239         240           239              0             0             0
    96,552.21    9.187     8.667     240        237         240           237              0             0            24
14,821,521.45   10.099     9.579     360        358         360           358              0             0             0
   843,713.28    9.770     9.250     360        358         360           358              0             0            12
18,628,151.81    9.666     9.146     360        358         360           358              0             0            24
 1,558,703.87    9.596     9.076     360        358         360           358              0             0            36

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO ]  COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2

                 INITIAL GROUP I ADJUSTABLE RATE MORTGAGE LOANS

                                                                                     ORIGINAL  REMAINING
                                                           ORIGINAL    REMAINING     INTEREST  INTEREST              INITIAL
                            NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY     ONLY                  RATE
   CURRENT      MORTGAGE  MORTGAGE    TERM     TERM          TERM         TERM         TERM     TERM       GROSS     CHANGE
 BALANCE ($)    RATE(%)   RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)     (MONTHS)     (MONTHS)  (MONTHS)   MARGIN(%)   CAP(%)
--------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------  -------
 11,712,344.77    7.334    6.814      360        358         360           358           0         0       6.454      3.000
  4,245,595.90    6.735    6.215      360        358         360           358           0         0       5.885      3.000
 63,783,655.27    6.846    6.326      360        358         360           358           0         0       6.038      3.000
  7,295,837.05    7.175    6.655      360        358         360           358           0         0       6.333      3.000
    466,565.00    6.386    5.866      360        359         360           359           0         0       5.386      3.000
    311,947.48    6.692    6.172      360        357         360           357           0         0       5.938      3.000
  1,055,350.37    6.472    5.952      360        358         360           358           0         0       5.587      3.000
 12,030,896.90    6.615    6.095      360        358         360           358           0         0       5.764      3.000
    114,286.09    5.999    5.479      360        359         360           359           0         0       4.999      3.000
  6,178,873.70    6.418    5.898      360        358         360           358           0         0       5.568      3.000
 27,926,755.97    6.972    6.452      360        358         300           300          60        58       6.194      3.000
 20,102,481.25    6.544    6.024      360        358         300           300          60        58       5.804      3.000
296,612,408.39    6.488    5.968      360        358         300           300          60        58       5.772      3.000
 15,620,535.19    6.585    6.065      360        358         300           300          60        58       5.828      3.000
  2,391,407.65    6.959    6.439      360        358         300           300          60        58       6.198      3.000
    493,200.00    7.023    6.503      360        356         300           300          60        56       6.402      3.000
  3,149,845.99    6.090    5.570      360        358         300           300          60        58       5.330      3.000
 46,330,003.29    6.339    5.819      360        358         300           300          60        58       5.575      3.000
    967,358.56    6.422    5.902      360        357         300           300          60        57       5.744      3.000
    872,249.86    6.781    6.261      360        357         300           300          60        57       6.181      3.000
 26,626,546.67    6.356    5.836      360        358         300           300          60        58       5.651      3.000

                                                         NUMBER OF
                                                           MONTHS
                                                            UNTIL               ORIGINAL
                                                RATE        NEXT               MONTHS TO
                                               CHANGE       RATE               PREPAYMENT
   CURRENT      PERIODIC  MAXIMUM   MINIMUM   FREQUENCY  ADJUSTMENT             PENALTY
 BALANCE ($)     CAP(%)    RATE(%)   RATE(%)  (MONTHS)      DATE       INDEX   EXPIRATION
--------------  --------  --------  --------  ---------  ----------  --------  ----------
 11,712,344.77    1.000    13.334     7.334       6          22      6M LIBOR      0
  4,245,595.90    1.000    12.735     6.735       6          22      6M LIBOR     12
 63,783,655.27    1.000    12.844     6.844       6          22      6M LIBOR     24
  7,295,837.05    1.000    13.175     7.175       6          22      6M LIBOR     36
    466,565.00    1.000    12.386     6.386       6          35      6M LIBOR      0
    311,947.48    1.000    12.692     6.692       6          33      6M LIBOR     12
  1,055,350.37    1.000    12.472     6.472       6          34      6M LIBOR     24
 12,030,896.90    1.000    12.615     6.615       6          34      6M LIBOR     36
    114,286.09    1.000    11.999     5.999       6          59      6M LIBOR      0
  6,178,873.70    1.000    12.418     6.418       6          58      6M LIBOR     36
 27,926,755.97    1.000    12.972     6.972       6          22      6M LIBOR      0
 20,102,481.25    1.000    12.544     6.544       6          22      6M LIBOR     12
296,612,408.39    1.000    12.488     6.488       6          22      6M LIBOR     24
 15,620,535.19    1.000    12.585     6.585       6          22      6M LIBOR     36
  2,391,407.65    1.000    12.959     6.959       6          34      6M LIBOR      0
    493,200.00    1.000    13.023     7.023       6          32      6M LIBOR     12
  3,149,845.99    1.000    12.096     6.096       6          34      6M LIBOR     24
 46,330,003.29    1.000    12.339     6.339       6          34      6M LIBOR     36
    967,358.56    1.000    12.422     6.422       6          57      6M LIBOR      0
    872,249.86    1.000    12.781     6.781       6          57      6M LIBOR     24
 26,626,546.67    1.000    12.356     6.356       6          58      6M LIBOR     36

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2

                  SUBSEQUENT GROUP I FIXED RATE MORTGAGE LOANS*

                                                                                                                  ORIGINAL
                                                         ORIGINAL     REMAINING      ORIGINAL       REMAINING    MONTHS TO
                          NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
  CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM         TERM           TERM           TERM        PENALTY
BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)     (MONTHS)       (MONTHS)       (MONTHS)     EXPIRATION
------------  --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
   66,262.73    7.500     6.980     180        180         180           180             0              0             0
  236,951.38    7.732     7.212     180        180         180           180             0              0            36
   24,483.31    6.500     5.980     240        240         240           240             0              0             0
  489,195.60    7.847     7.327     360        360         360           360             0              0             0
  340,005.94    7.608     7.088     360        360         360           360             0              0            24
4,424,932.06    7.260     6.740     360        360         360           360             0              0            36
   25,000.00    6.750     6.230     360        360         240           240           120            120            24
  229,266.67    7.220     6.700     360        360         240           240           120            120            36
1,816,766.13   10.111     9.591     180        180         360           360             0              0             0
  139,030.36   10.220     9.700     180        180         360           360             0              0            12
4,596,063.75    9.565     9.045     180        180         360           360             0              0            24
  123,800.85   10.334     9.814     180        180         360           360             0              0            36
   37,538.40    9.563     9.043     180        180         180           180             0              0            24
    8,650.64   11.500    10.980     240        240         240           240             0              0             0
   32,184.07    9.187     8.667     240        240         240           240             0              0            24
4,940,507.15   10.099     9.579     360        360         360           360             0              0             0
  281,237.76    9.770     9.250     360        360         360           360             0              0            12
6,209,383.94    9.666     9.146     360        360         360           360             0              0            24
  519,567.96    9.596     9.076     360        360         360           360             0              0            36

*No prefunding period is assumed on the Subsequent Mortgage Loans

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2

               SUBSEQUENT GROUP I ADJUSTABLE RATE MORTGAGE LOANS*

                                                                                    ORIGINAL  REMAINING
                                                          ORIGINAL     REMAINING    INTERES   INTEREST              INITIAL
                           NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY      ONLY                 RATE
  CURRENT      MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM      TERM       GROSS    CHANGE
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)   MARGIN(%)   CAP(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------  -------
 3,904,114.92   7.334     6.814      360        360         360           360           0         0        6.454     3.000
 1,415,198.63   6.735     6.215      360        360         360           360           0         0        5.885     3.000
21,261,218.42   6.846     6.326      360        360         360           360           0         0        6.038     3.000
 2,431,945.68   7.175     6.655      360        360         360           360           0         0        6.333     3.000
   155,521.67   6.386     5.866      360        360         360           360           0         0        5.386     3.000
   103,982.49   6.692     6.172      360        360         360           360           0         0        5.938     3.000
   351,783.46   6.472     5.952      360        360         360           360           0         0        5.587     3.000
 4,010,298.97   6.615     6.095      360        360         360           360           0         0        5.764     3.000
    38,095.36   5.999     5.479      360        360         360           360           0         0        4.999     3.000
 2,059,624.57   6.418     5.898      360        360         360           360           0         0        5.568     3.000
 9,308,918.66   6.972     6.452      360        360         300           300          60        60        6.194     3.000
 6,700,827.08   6.544     6.024      360        360         300           300          60        60        5.804     3.000
98,870,802.80   6.488     5.968      360        360         300           300          60        60        5.772     3.000
 5,206,845.06   6.585     6.065      360        360         300           300          60        60        5.828     3.000
   797,135.88   6.959     6.439      360        360         300           300          60        60        6.198     3.000
   164,400.00   7.023     6.503      360        360         300           300          60        60        6.402     3.000
 1,049,948.66   6.090     5.570      360        360         300           300          60        60        5.330     3.000
15,443,334.43   6.339     5.819      360        360         300           300          60        60        5.575     3.000
   322,452.85   6.422     5.902      360        360         300           300          60        60        5.744     3.000
   290,749.95   6.781     6.261      360        360         300           300          60        60        6.181     3.000
 8,875,515.56   6.356     5.836      360        360         300           300          60        60        5.651     3.000

                                                      NUMBER OF
                                                       MONTHS
                                                        UNTIL                ORIGINAL
                                             RATE       NEXT                MONTHS TO
                                            CHANGE      RATE                PREPAYMENT
  CURRENT      PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT             PENALTY
 BALANCE ($)    CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE      INDEX    EXPIRATION
-------------  --------  -------  -------  ---------  ----------  --------  ----------
 3,904,114.92    1.000    13.334   7.334       6          24      6M LIBOR       0
 1,415,198.63    1.000    12.735   6.735       6          24      6M LIBOR      12
21,261,218.42    1.000    12.844   6.844       6          24      6M LIBOR      24
 2,431,945.68    1.000    13.175   7.175       6          24      6M LIBOR      36
   155,521.67    1.000    12.386   6.386       6          36      6M LIBOR       0
   103,982.49    1.000    12.692   6.692       6          36      6M LIBOR      12
   351,783.46    1.000    12.472   6.472       6          36      6M LIBOR      24
 4,010,298.97    1.000    12.615   6.615       6          36      6M LIBOR      36
    38,095.36    1.000    11.999   5.999       6          60      6M LIBOR       0
 2,059,624.57    1.000    12.418   6.418       6          60      6M LIBOR      36
 9,308,918.66    1.000    12.972   6.972       6          24      6M LIBOR       0
 6,700,827.08    1.000    12.544   6.544       6          24      6M LIBOR      12
98,870,802.80    1.000    12.488   6.488       6          24      6M LIBOR      24
 5,206,845.06    1.000    12.585   6.585       6          24      6M LIBOR      36
   797,135.88    1.000    12.959   6.959       6          36      6M LIBOR       0
   164,400.00    1.000    13.023   7.023       6          36      6M LIBOR      12
 1,049,948.66    1.000    12.096   6.096       6          36      6M LIBOR      24
15,443,334.43    1.000    12.339   6.339       6          36      6M LIBOR      36
   322,452.85    1.000    12.422   6.422       6          60      6M LIBOR       0
   290,749.95    1.000    12.781   6.781       6          60      6M LIBOR      24
 8,875,515.56    1.000    12.356   6.356       6          60      6M LIBOR      36

*No prefunding period is assumed on the Subsequent Mortgage Loans

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2

                   INITIAL GROUP II FIXED RATE MORTGAGE LOANS

                                                                                                                  ORIGINAL
                                                          ORIGINAL     REMAINING      ORIGINAL       REMAINING    MONTHS TO
                           NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM         TERM          TERM            TERM        PENALTY
 BALANCE ($)    RATE(%)  RATE(%)   (MONTHS)   (MONTHS)    (MONTHS)     (MONTHS)      (MONTHS)        (MONTHS)     EXPIRATION
-------------  --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
   801,581.41    6.940     6.420     360        356         360           356             0              0            36
   280,855.32    6.495     5.975     360        355         360           355             0              0            60
 1,534,637.19   10.471     9.951     180        178         360           358             0              0             0
   764,505.95    9.837     9.317     180        178         360           358             0              0            12
15,002,014.15    9.401     8.881     180        178         360           358             0              0            24
   846,898.44    9.573     9.053     180        178         360           358             0              0            36
 4,002,216.55   10.107     9.587     360        358         360           358             0              0             0
 2,009,388.01    9.376     8.856     360        358         360           358             0              0            12
19,783,522.51    9.496     8.976     360        358         360           358             0              0            24
 1,645,377.83    9.184     8.664     360        358         360           358             0              0            36
    55,102.45   11.125    10.605     360        355         360           355             0              0            60

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                 INITIAL GROUP II ADJUSTABLE RATE MORTGAGE LOANS

                                                                                    ORIGINAL   REMAINING
                                                          ORIGINAL      REMAINING   INTEREST   INTEREST
                            NET     ORIGINAL  REMAINING AMORTIZATION  AMORTIZATION    ONLY       ONLY
   CURRENT      MORTGAGE  MORTGAGE    TERM      TERM        TERM         TERM         TERM       TERM
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)    (MONTHS)     (MONTHS)     (MONTHS)   (MONTHS)
--------------  --------  --------  --------  --------  ------------  ------------  ---------  ---------
    794,053.72   7.793     7.273       360       360        360           360           0          0
    983,337.10   6.881     6.361       360       358        360           358           0          0
 10,450,483.57   6.193     5.673       360       357        360           357           0          0
  3,483,974.34   6.070     5.550       360       357        360           357           0          0
  2,064,761.77   5.781     5.261       360       359        360           359           0          0
  2,265,129.10   6.172     5.652       360       355        360           355           0          0
  8,987,900.00   6.725     6.205       360       357        300           300          60         57
 17,090,523.01   6.335     5.815       360       358        300           300          60         58
124,847,991.44   6.389     5.869       360       358        300           300          60         58
 12,777,885.40   6.226     5.706       360       358        300           300          60         58
    399,000.00   6.625     6.105       360       355        300           300          60         55
    452,000.00   6.240     5.720       360       359        300           300          60         59
 10,541,638.89   6.065     5.545       360       357        300           300          60         57
    585,000.00   5.500     4.980       360       358        300           300          60         58
    377,000.00   5.990     5.470       360       357        300           300          60         57
  6,687,350.00   6.291     5.771       360       358        300           300          60         58
 10,603,876.24   6.330     5.810       360       355        300           300          60         55

                                                                            NUMBER OF
                                                                              MONTHS               ORIGINAL
                            INITIAL                                RATE     UNTIL NEXT             MONTHS TO
                             RATE                                 CHANGE       RATE               PREPAYMENT
   CURRENT        GROSS     CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
  BALANCE ($)   MARGIN(%)   CAP(%)    CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE      INDEX    EXPIRATION
--------------  ---------  --------  --------  -------  -------  ---------  ----------  --------  ----------
    794,053.72    6.798     3.000     1.000    13.793    7.793      6           24      6M LIBOR       0
    983,337.10    6.076     3.000     1.000    12.881    6.881      6           22      6M LIBOR      12
 10,450,483.57    5.410     3.000     1.000    12.193    6.193      6           21      6M LIBOR      24
  3,483,974.34    5.273     3.000     1.000    12.070    6.070      6           33      6M LIBOR      36
  2,064,761.77    4.912     3.000     1.000    11.781    5.781      6           59      6M LIBOR      36
  2,265,129.10    5.634     3.000     1.000    12.172    6.172      6           55      6M LIBOR      60
  8,987,900.00    6.000     3.000     1.000    12.725    6.725      6           21      6M LIBOR       0
 17,090,523.01    5.659     3.000     1.000    12.335    6.335      6           22      6M LIBOR      12
124,847,991.44    5.658     3.000     1.000    12.394    6.391      6           22      6M LIBOR      24
 12,777,885.40    5.347     3.000     1.000    12.226    6.226      6           22      6M LIBOR      36
    399,000.00    6.125     3.000     1.000    12.625    6.625      6           31      6M LIBOR      12
    452,000.00    5.240     3.000     1.000    12.240    6.240      6           35      6M LIBOR      24
 10,541,638.89    5.373     3.000     1.000    12.065    6.065      6           33      6M LIBOR      36
    585,000.00    5.000     3.000     1.000    11.500    5.500      6           58      6M LIBOR      12
    377,000.00    5.490     3.000     1.000    11.990    5.990      6           57      6M LIBOR      24
  6,687,350.00    5.510     3.000     1.000    12.291    6.291      6           58      6M LIBOR      36
 10,603,876.24    5.846     3.000     1.000    12.330    6.330      6           55      6M LIBOR      60

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                 SUBSEQUENT GROUP II FIXED RATE MORTGAGE LOANS*

                                                                                                                     ORIGINAL
                                                            ORIGINAL     REMAINING      ORIGINAL       REMAINING     MONTHS TO
                             NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
    CURRENT     MORTGAGE  MORTGAGE     TERM       TERM        TERM          TERM           TERM          TERM         PENALTY
   BALANCE ($)   RATE(%)  RATE(%)   (MONTHS)    (MONTHS)    (MONTHS)      (MONTHS)       (MONTHS)      (MONTHS)     EXPIRATION
--------------  --------  --------  ---------  ---------  ------------  ------------  -------------  -------------  ----------
  267,193.80      6.940    6.420       360        360         360           360             0              0            36
   93,618.44      6.495    5.975       360        360         360           360             0              0            60
  511,545.73     10.471    9.951       180        180         360           360             0              0             0
  254,835.32      9.837    9.317       180        180         360           360             0              0            12
5,000,671.38      9.401    8.881       180        180         360           360             0              0            24
  282,299.48      9.573    9.053       180        180         360           360             0              0            36
1,334,072.18     10.107    9.587       360        360         360           360             0              0             0
  669,796.00      9.376    8.856       360        360         360           360             0              0            12
6,594,507.50      9.496    8.976       360        360         360           360             0              0            24
  548,459.28      9.184    8.664       360        360         360           360             0              0            36
   18,367.48     11.125   10.605       360        360         360           360             0              0            60

----------------
* No prefunding period is assumed on the Subsequent Mortgage Loans

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

               SUBSEQUENT GROUP II ADJUSTABLE RATE MORTGAGE LOANS*

                                                                                    ORIGINAL  REMAINING
                                                          ORIGINAL     REMAINING    INTEREST  INTEREST
                           NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY      ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM      TERM
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------
   264,684.57   7.793     7.273       360       360          360          360           0         0
   327,779.03   6.881     6.361       360       360          360          360           0         0
 3,483,494.52   6.193     5.673       360       360          360          360           0         0
 1,161,324.78   6.070     5.550       360       360          360          360           0         0
   688,253.92   5.781     5.261       360       360          360          360           0         0
   755,043.03   6.172     5.652       360       360          360          360           0         0
 2,995,966.67   6.725     6.205       360       360          300          300          60        60
 5,696,841.00   6.335     5.815       360       360          300          300          60        60
41,615,997.15   6.389     5.869       360       360          300          300          60        60
 4,259,295.13   6.226     5.706       360       360          300          300          60        60
   133,000.00   6.625     6.105       360       360          300          300          60        60
   150,666.67   6.240     5.720       360       360          300          300          60        60
 3,513,879.63   6.065     5.545       360       360          300          300          60        60
   195,000.00   5.500     4.980       360       360          300          300          60        60
   125,666.67   5.990     5.470       360       360          300          300          60        60
 2,229,116.67   6.291     5.771       360       360          300          300          60        60
 3,534,625.41   6.330     5.810       360       360          300          300          60        60

                                                                          NUMBER OF
                                                                            MONTHS               ORIGINAL
                          INITIAL                                RATE     UNTIL NEXT            MONTHS TO
                           RATE                                 CHANGE       RATE               PREPAYMENT
   CURRENT       GROSS    CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT             PENALTY
 BALANCE ($)   MARGIN(%)  CAP(%)    CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE      INDEX    EXPIRATION
-------------  ---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
   264,684.57    6.798     3.000     1.000    13.793   7.793       6          24      6M LIBOR       0
   327,779.03    6.076     3.000     1.000    12.881   6.881       6          24      6M LIBOR      12
 3,483,494.52    5.410     3.000     1.000    12.193   6.193       6          24      6M LIBOR      24
 1,161,324.78    5.273     3.000     1.000    12.070   6.070       6          36      6M LIBOR      36
   688,253.92    4.912     3.000     1.000    11.781   5.781       6          60      6M LIBOR      36
   755,043.03    5.634     3.000     1.000    12.172   6.172       6          60      6M LIBOR      60
 2,995,966.67    6.000     3.000     1.000    12.725   6.725       6          24      6M LIBOR       0
 5,696,841.00    5.659     3.000     1.000    12.335   6.335       6          24      6M LIBOR      12
41,615,997.15    5.658     3.000     1.000    12.394   6.391       6          24      6M LIBOR      24
 4,259,295.13    5.347     3.000     1.000    12.226   6.226       6          24      6M LIBOR      36
   133,000.00    6.125     3.000     1.000    12.625   6.625       6          36      6M LIBOR      12
   150,666.67    5.240     3.000     1.000    12.240   6.240       6          36      6M LIBOR      24
 3,513,879.63    5.373     3.000     1.000    12.065   6.065       6          36      6M LIBOR      36
   195,000.00    5.000     3.000     1.000    11.500   5.500       6          60      6M LIBOR      12
   125,666.67    5.490     3.000     1.000    11.990   5.990       6          60      6M LIBOR      24
 2,229,116.67    5.510     3.000     1.000    12.291   6.291       6          60      6M LIBOR      36
 3,534,625.41    5.846     3.000     1.000    12.330   6.330       6          60      6M LIBOR      60

-----------------
* No prefunding period is assumed on the Subsequent Mortgage Loans

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

         BEGINNING    ENDING     NOTIONAL        1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
   1      3/25/05     4/25/05   650,103,000        5.921              9.290
   2      4/25/05     5/25/05   645,845,615        6.155              9.290
   3      5/25/05     6/25/05   639,781,334        5.950              9.290
   4      6/25/05     7/25/05   631,911,708        6.156              9.290
   5      7/25/05     8/25/05   622,231,657        5.951              9.290
   6      8/25/05     9/25/05   610,760,970        5.952              9.290
   7      9/25/05    10/25/05   597,517,519        6.158              9.290
   8      10/25/05   11/25/05   582,545,111        5.954              9.290
   9      11/25/05   12/25/05   565,889,742        6.160              9.290
  10      12/25/05    1/25/06   547,752,892        5.957              9.290
  11      1/25/06     2/25/06   528,202,594        5.959              9.290
  12      2/25/06     3/25/06   508,735,018        6.623              9.290
  13      3/25/06     4/25/06   489,355,355        5.965              9.290
  14      4/25/06     5/25/06   470,528,778        6.174              9.290
  15      5/25/06     6/25/06   452,239,353        5.971              9.290
  16      6/25/06     7/25/06   434,471,607        6.180              9.290
  17      7/25/06     8/25/06   417,210,517        5.977              9.290
  18      8/25/06     9/25/06   400,441,496        5.980              9.290
  19      9/25/06    10/25/06   384,150,379        6.189              9.290
  20      10/25/06   11/25/06   368,315,028        5.986              9.290
  21      11/25/06   12/25/06   352,895,026        6.196              9.290
  22      12/25/06    1/25/07   328,821,014        5.999              9.290
  23      1/25/07     2/25/07   305,946,417        7.491              9.290
  24      2/25/07     3/25/07   281,204,276        8.321              9.290
  25      3/25/07     4/25/07   257,809,657        8.045              9.290
  26      4/25/07     5/25/07   235,709,944        8.321              9.290
  27      5/25/07     6/25/07   220,098,002        7.957              9.290
  28      6/25/07     7/25/07   205,134,944        8.322              9.290
  29      7/25/07     8/25/07   192,550,499        8.534              9.290
  30      8/25/07     9/25/07   180,394,915        8.533              9.290
  31      9/25/07    10/25/07   168,649,767        9.002              9.290
  32      10/25/07   11/25/07   157,302,088        8.704              9.290
  33      11/25/07   12/25/07   146,336,988        9.001              9.290
  34      12/25/07    1/25/08   135,741,304        8.703              9.290
  35      1/25/08     2/25/08   125,502,374        9.277              9.290

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

         BEGINNING    ENDING     NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL    BALANCE ($)  LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
   1      3/25/05     4/25/05   271,910,000      5.985               9.300
   2      4/25/05     5/25/05   269,997,744      6.192               9.300
   3      5/25/05     6/25/05   267,339,485      5.986               9.300
   4      6/25/05     7/25/05   263,935,978      6.193               9.300
   5      7/25/05     8/25/05   259,787,196      5.988               9.300
   6      8/25/05     9/25/05   254,901,188      5.990               9.300
   7      9/25/05    10/25/05   249,288,017      6.198               9.300
   8      10/25/05   11/25/05   242,967,022      5.993               9.300
   9      11/25/05   12/25/05   235,991,444      6.202               9.300
  10      12/25/05    1/25/06   228,472,563      5.999               9.300
  11      1/25/06     2/25/06   220,518,791      6.003               9.300
  12      2/25/06     3/25/06   212,594,542      6.673               9.300
  13      3/25/06     4/25/06   204,707,829      6.013               9.300
  14      4/25/06     5/25/06   197,041,848      6.225               9.300
  15      5/25/06     6/25/06   189,590,327      6.023               9.300
  16      6/25/06     7/25/06   182,347,171      6.235               9.300
  17      7/25/06     8/25/06   175,306,465      6.033               9.300
  18      8/25/06     9/25/06   168,462,459      6.038               9.300
  19      9/25/06    10/25/06   161,582,352      6.252               9.300
  20      10/25/06   11/25/06   154,907,428      6.050               9.300
  21      11/25/06   12/25/06   147,865,677      6.266               9.300
  22      12/25/06    1/25/07   138,335,645      6.219               9.300
  23      1/25/07     2/25/07   129,231,872      7.463               9.300
  24      2/25/07     3/25/07   119,509,110      8.292               9.300
  25      3/25/07     4/25/07   110,297,036      7.992               9.300
  26      4/25/07     5/25/07   101,897,541      8.266               9.300
  27      5/25/07     6/25/07    95,513,430      7.947               9.300
  28      6/25/07     7/25/07    89,411,102      8.321               9.300
  29      7/25/07     8/25/07    84,249,259      8.445               9.300
  30      8/25/07     9/25/07    79,257,312      8.445               9.300
  31      9/25/07    10/25/07    74,429,458      8.899               9.300
  32      10/25/07   11/25/07    69,760,343      8.608               9.300
  33      11/25/07   12/25/07    65,244,372      8.901               9.300
  34      12/25/07    1/25/08    60,876,363      8.755               9.300
  35      1/25/08     2/25/08    56,652,202      9.069               9.300

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT, SERIES 2005-2

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

                                                                                1ML STRIKE
             BEGINNING      ENDING         NOTIONAL          1ML STRIKE        UPPER COLLAR
PERIOD        ACCRUAL      ACCRUAL        BALANCE ($)      LOWER COLLAR (%)        (%)
------       ---------     --------       -----------      ---------------     ------------
   1          3/25/05      4/25/05        228,734,000         5.237               8.590
   2          4/25/05      5/25/05        228,734,000         5.463               8.590
   3          5/25/05      6/25/05        228,734,000         5.258               8.590
   4          6/25/05      7/25/05        228,734,000         5.464               8.590
   5          7/25/05      8/25/05        228,734,000         5.259               8.590
   6          8/25/05      9/25/05        228,734,000         5.260               8.590
   7          9/25/05      10/25/05       228,734,000         5.467               8.590
   8          10/25/05     11/25/05       228,734,000         5.262               8.590
   9          11/25/05     12/25/05       228,734,000         5.470               8.590
  10          12/25/05     1/25/06        228,734,000         5.266               8.590
  11          1/25/06      2/25/06        228,734,000         5.269               8.590
  12          2/25/06      3/25/06        228,734,000         5.935               8.590
  13          3/25/06      4/25/06        228,734,000         5.276               8.590
  14          4/25/06      5/25/06        228,734,000         5.486               8.590
  15          5/25/06      6/25/06        228,734,000         5.283               8.590
  16          6/25/06      7/25/06        228,734,000         5.493               8.590
  17          7/25/06      8/25/06        228,734,000         5.290               8.590
  18          8/25/06      9/25/06        228,734,000         5.294               8.590
  19          9/25/06      10/25/06       228,734,000         5.505               8.590
  20          10/25/06     11/25/06       228,734,000         5.302               8.590
  21          11/25/06     12/25/06       228,734,000         5.514               8.590
  22          12/25/06     1/25/07        228,734,000         5.361               8.590
  23          1/25/07      2/25/07        228,734,000         6.780               8.590
  24          2/25/07      3/25/07        228,734,000         7.609               8.590
  25          3/25/07      4/25/07        228,734,000         7.326               8.590
  26          4/25/07      5/25/07        228,734,000         7.602               8.590
  27          5/25/07      6/25/07        228,734,000         7.251               8.590
  28          6/25/07      7/25/07        228,734,000         7.619               8.590
  29          7/25/07      8/25/07        228,734,000         7.805               8.590
  30          8/25/07      9/25/07        228,734,000         7.804               8.590
  31          9/25/07      10/25/07       228,734,000         8.269               8.590
  32          10/25/07     11/25/07       228,734,000         7.972               8.590
  33          11/25/07     12/25/07       228,734,000         8.269               8.590
  34          12/25/07     1/25/08        228,734,000         8.016               8.590
  35          1/25/08      2/25/08        228,734,000         8.513               8.590

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT, SERIES 2005-2

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

                        AVAIL.     AVAIL.
                      FUNDS CAP   FUNDS CAP
PERIOD  PAYMENT DATE  (%)(1)(2)   (%)(1)(3)
------  ------------  ---------   ---------
  1       4/25/2005        --          --
  2       5/25/2005     6.365       9.500
  3       6/25/2005     6.160       9.500
  4       7/25/2005     6.366       9.500
  5       8/25/2005     6.161       9.500
  6       9/25/2005     6.162       9.500
  7      10/25/2005     6.368       9.500
  8      11/25/2005     6.164       9.500
  9      12/25/2005     6.370       9.500
  10      1/25/2006     6.167       9.500
  11      2/25/2006     6.169       9.500
  12      3/25/2006     6.833       9.500
  13      4/25/2006     6.175       9.500
  14      5/25/2006     6.384       9.500
  15      6/25/2006     6.181       9.500
  16      7/25/2006     6.390       9.500
  17      8/25/2006     6.187       9.500
  18      9/25/2006     6.190       9.500
  19     10/25/2006     6.399       9.500
  20     11/25/2006     6.196       9.500
  21     12/25/2006     6.406       9.500
  22      1/25/2007     6.209       9.500
  23      2/25/2007     7.482       9.500
  24      3/25/2007     8.290       9.500
  25      4/25/2007     7.958       9.500
  26      5/25/2007     8.226       9.500
  27      6/25/2007     7.962       9.589
  28      7/25/2007     8.229       9.500
  29      8/25/2007     7.965       9.500
  30      9/25/2007     7.966       9.500
  31     10/25/2007     8.233       9.500
  32     11/25/2007     7.969       9.500
  33     12/25/2007     8.238       9.500
  34     1/25/2008      7.974       9.500
  35      2/25/2008     8.150       9.612
  36      3/25/2008     8.714      10.258
  37      4/25/2008     8.216       9.838
  38      5/25/2008     8.491      10.161
  39      6/25/2008     8.217       9.830
  40      7/25/2008     8.492      10.153
  41      8/25/2008     8.219      10.359
  42      9/25/2008     8.219      10.353
  43     10/25/2008     8.494      10.889
  44     11/25/2008     8.221      10.531
  45     12/25/2008     8.496      10.875
  46      1/25/2009     8.222      10.517
  47      2/25/2009     8.223      10.577
  48      3/25/2009     9.105      11.703
  49      4/25/2009     8.225      10.587
  50      5/25/2009     8.500      10.932
  51      6/25/2009     8.226      10.572
  52      7/25/2009     8.501      10.916
  53      8/25/2009     8.228      10.622
  54      9/25/2009     8.229      10.614
  55     10/25/2009     8.504      10.984
  56     11/25/2009     8.230      10.621
  57     12/25/2009     8.505      10.966
  58      1/25/2010     8.237      10.609
  59      2/25/2010     8.320      10.697
  60      3/25/2010     9.212      11.833
  61      4/25/2010     8.352      10.715
  62      5/25/2010     8.631      11.062
  63      6/25/2010     8.353      10.696
  64      7/25/2010     8.632      11.044
  65      8/25/2010     8.354      10.709
  66      9/25/2010     8.354      10.699
  67     10/25/2010     8.633      11.057
  68     11/25/2010     8.355      10.690
  69     12/25/2010     8.634      11.036
  70      1/25/2011     8.356      10.671
  71      2/25/2011     8.357      10.691
  72      3/25/2011     9.252      11.825
  73      4/25/2011     8.357      10.681
  74      5/25/2011     8.637      11.026
  75      6/25/2011     8.358      10.659

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 2.8338% and 3.3000%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 2.8338% and 3.3000%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT, SERIES 2005-2

                             CLASS A-2 AVAILABLE FUNDS CAP TABLE

                            AVAIL.           AVAIL.
              PAYMENT      FUNDS CAP       FUNDS CAP
PERIOD          DATE       (%) (1)(2)       (%)(1)(3)
------      ----------     ----------      ---------
  1          4/25/2005          --               --
  2          5/25/2005       6.392           9.500
  3          6/25/2005       6.186           9.500
  4          7/25/2005       6.393           9.500
  5          8/25/2005       6.188           9.500
  6          9/25/2005       6.190           9.500
  7         10/25/2005       6.398           9.500
  8         11/25/2005       6.193           9.500
  9         12/25/2005       6.402           9.500
  10         1/25/2006       6.199           9.500
  11         2/25/2006       6.203           9.500
  12         3/25/2006       6.873           9.500
  13         4/25/2006       6.213           9.500
  14         5/25/2006       6.425           9.500
  15         6/25/2006       6.223           9.500
  16         7/25/2006       6.435           9.500
  17         8/25/2006       6.233           9.500
  18         9/25/2006       6.238           9.500
  19        10/25/2006       6.452           9.500
  20        11/25/2006       6.250           9.500
  21        12/25/2006       6.466           9.500
  22         1/25/2007       6.396           9.500
  23         2/25/2007       7.462           9.500
  24         3/25/2007       8.271           9.500
  25         4/25/2007       7.918           9.500
  26         5/25/2007       8.185           9.500
  27         6/25/2007       7.926           9.548
  28         7/25/2007       8.194           9.500
  29         8/25/2007       7.933           9.500
  30         9/25/2007       7.936           9.500
  31        10/25/2007       8.204           9.500
  32        11/25/2007       7.945           9.500
  33        12/25/2007       8.213           9.500
  34         1/25/2008       8.038           9.500
  35         2/25/2008       8.041           9.572
  36         3/25/2008       8.602           9.986
  37         4/25/2008       8.083           9.534
  38         5/25/2008       8.355           9.849
  39         6/25/2008       8.088           9.527
  40         7/25/2008       8.361           9.922
  41         8/25/2008       8.094           9.975
  42         9/25/2008       8.097           9.970
  43        10/25/2008       8.369          10.466
  44        11/25/2008       8.102          10.122
  45        12/25/2008       8.375          10.452
  46         1/25/2009       8.108          10.140
  47         2/25/2009       8.111          10.134
  48         3/25/2009       8.983          11.213
  49         4/25/2009       8.117          10.134
  50         5/25/2009       8.390          10.465
  51         6/25/2009       8.123          10.119
  52         7/25/2009       8.396          10.481
  53         8/25/2009       8.129          10.135
  54         9/25/2009       8.132          10.128
  55        10/25/2009       8.406          10.470
  56        11/25/2009       8.212          10.203
  57        12/25/2009       8.488          10.535
  58         1/25/2010       8.219          10.189
  59         2/25/2010       8.263          10.229
  60         3/25/2010       9.162          11.329
  61         4/25/2010       8.325          10.275
  62         5/25/2010       8.604          10.634
  63         6/25/2010       8.329          10.281
  64         7/25/2010       8.609          10.615
  65         8/25/2010       8.334          10.278
  66         9/25/2010       8.336          10.272
  67        10/25/2010       8.616          10.621
  68        11/25/2010       8.340          10.293
  69        12/25/2010       8.621          10.625
  70         1/25/2011       8.345          10.272
  71         2/25/2011       8.347          10.277
  72         3/25/2011       9.244          11.370
  73         4/25/2011       8.352          10.275
  74         5/25/2011       8.632          10.631
  75         6/25/2011       8.356          10.276

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 2.8338% and 3.3000%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 2.8338% and 3.3000%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT, SERIES 2005-2

                      SUBORDINATE AVAILABLE FUNDS CAP TABLE

                              AVAIL.         AVAIL.
             PAYMENT        FUNDS CAP      FUNDS CAP
PERIOD         DATE        (%) (1)(2)      (%) (1)(3)
------      ----------     ----------      ----------
  1         4/25/2005           --              --
  2         5/25/2005         6.373           9.500
  3         6/25/2005         6.168           9.500
  4         7/25/2005         6.374           9.500
  5         8/25/2005         6.169           9.500
  6         9/25/2005         6.170           9.500
  7         10/25/2005        6.377           9.500
  8         11/25/2005        6.172           9.500
  9         12/25/2005        6.380           9.500
  10        1/25/2006         6.176           9.500
  11        2/25/2006         6.179           9.500
  12        3/25/2006         6.845           9.500
  13        4/25/2006         6.186           9.500
  14        5/25/2006         6.396           9.500
  15        6/25/2006         6.193           9.500
  16        7/25/2006         6.403           9.500
  17        8/25/2006         6.200           9.500
  18        9/25/2006         6.204           9.500
  19        10/25/2006        6.415           9.500
  20        11/25/2006        6.212           9.500
  21        12/25/2006        6.424           9.500
  22        1/25/2007         6.264           9.500
  23        2/25/2007         7.476           9.500
  24        3/25/2007         8.284           9.500
  25        4/25/2007         7.946           9.500
  26        5/25/2007         8.214           9.500
  27        6/25/2007         7.951           9.577
  28        7/25/2007         8.219           9.500
  29        8/25/2007         7.956           9.500
  30        9/25/2007         7.957           9.500
  31        10/25/2007        8.225           9.500
  32        11/25/2007        7.962           9.500
  33        12/25/2007        8.230           9.500
  34        1/25/2008         7.993           9.500
  35        2/25/2008         8.118           9.600
  36        3/25/2008         8.681          10.178
  37        4/25/2008         8.177           9.748
  38        5/25/2008         8.451          10.069
  39        6/25/2008         8.179           9.740
  40        7/25/2008         8.453          10.085
  41        8/25/2008         8.182          10.245
  42        9/25/2008         8.183          10.240
  43        10/25/2008        8.457          10.764
  44        11/25/2008        8.186          10.410
  45        12/25/2008        8.460          10.750
  46        1/25/2009         8.189          10.406
  47        2/25/2009         8.190          10.446
  48        3/25/2009         9.069          11.558
  49        4/25/2009         8.193          10.452
  50        5/25/2009         8.467          10.793
  51        6/25/2009         8.196          10.438
  52        7/25/2009         8.470          10.787
  53        8/25/2009         8.198          10.478
  54        9/25/2009         8.200          10.470
  55        10/25/2009        8.475          10.832
  56        11/25/2009        8.225          10.497
  57        12/25/2009        8.500          10.838
  58        1/25/2010         8.231          10.485
  59        2/25/2010         8.303          10.558
  60        3/25/2010         9.197          11.684
  61        4/25/2010         8.344          10.585
  62        5/25/2010         8.623          10.936
  63        6/25/2010         8.346          10.573
  64        7/25/2010         8.625          10.917
  65        8/25/2010         8.348          10.582
  66        9/25/2010         8.349          10.573
  67        10/25/2010        8.628          10.929
  68        11/25/2010        8.351          10.573
  69        12/25/2010        8.630          10.915
  70        1/25/2011         8.353          10.554
  71        2/25/2011         8.354          10.569
  72        3/25/2011         9.250          11.691
  73        4/25/2011         8.356          10.562
  74        5/25/2011         8.635          10.910
  75        6/25/2011         8.358          10.547

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 2.8338% and 3.3000%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 2.8338% and 3.3000%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT, SERIES 2005-2

                         DISCOUNT MARGIN TABLE (TO CALL)

                            0%                  80%                 100%                 150%                200%
                      PRICING SPEED        PRICING SPEED        PRICING SPEED       PRICING SPEED        PRICING SPEED
                         TO CALL              TO CALL              TO CALL             TO CALL              TO CALL
                      -------------        -------------        -------------       -------------        -------------
                       DISC MARGIN          DISC MARGIN          DISC MARGIN         DISC MARGIN          DISC MARGIN
                      -------------        -------------        -------------       -------------        -------------
CLASS A-2A
         100.00000%         10                  10                   10                   10                   10

          WAL (YRS)       13.64                1.17                 1.00                 0.74                 0.60
     MOD DURN (YRS)       11.04                1.15                 0.98                 0.73                 0.59
   PRINCIPAL WINDOW   Apr05 - Jan25        Apr05 - Apr07        Apr05 - Jan07       Apr05 - Jul06        Apr05 - Mar06

CLASS A-2B
         100.00000%         20                  20                   20                   20                   20

          WAL (YRS)       24.23                3.97                 3.00                 1.76                 1.39
     MOD DURN (YRS)       17.04                3.70                 2.84                 1.71                 1.36
   PRINCIPAL WINDOW   Jan25 - Nov33        Apr07 - Mar13        Jan07 - Jul11       Jul06 - Jul07        Mar06 - Jan07

CLASS A-2C
         100.00000%         30                  30                   30                   30                   30

          WAL (YRS)       28.79                7.97                 6.30                 2.46                 1.86
     MOD DURN (YRS)       18.87                7.04                 5.71                 2.37                 1.80
   PRINCIPAL WINDOW   Nov33 - Jan34        Mar13 - Mar13        Jul11 - Jul11       Jul07 - Oct07        Jan07 - Feb07

CLASS M-1
         100.00000%         41                  41                   41                   41                   41

          WAL (YRS)       26.60                5.34                 4.67                 2.73                 1.94
     MOD DURN (YRS)       17.70                4.85                 4.31                 2.61                 1.87
   PRINCIPAL WINDOW   Jan28 - Jan34        Jun08 - Mar13        Dec08 - Jul11       Oct07 - Feb08        Feb07 - Mar07

 CLASS M-2
         100.00000%         46                  46                   46                   46                   46

          WAL (YRS)       26.60                5.33                 4.54                 3.42                 2.02
     MOD DURN (YRS)       17.60                4.83                 4.20                 3.23                 1.95
   PRINCIPAL WINDOW   Jan28 - Jan34        Jun08 - Mar13        Oct08 - Jul11       Feb08 - Jan09        Mar07 - Apr07

 CLASS M-3
         100.00000%         51                  51                   51                   51                   51

          WAL (YRS)       26.60                5.32                 4.48                 3.80                 2.11
     MOD DURN (YRS)       17.49                4.82                 4.13                 3.57                 2.03
   PRINCIPAL WINDOW   Jan28 - Jan34        May08 - Mar13        Sep08 - Jul11       Jan09 - Jan09        Apr07 - May07

 CLASS M-4
         100.00000%         62                  62                   62                   62                   62

          WAL (YRS)       26.60                5.32                 4.44                 3.80                 2.24
     MOD DURN (YRS)       17.26                4.80                 4.09                 3.56                 2.15
   PRINCIPAL WINDOW   Jan28 - Jan34        May08 - Mar13        Aug08 - Jul11       Jan09 - Jan09        May07 - Jul07

 CLASS M-5
         100.00000%         65                  65                   65                   65                   65

          WAL (YRS)       26.60                5.32                 4.41                 3.80                 2.37
     MOD DURN (YRS)       17.20                4.79                 4.05                 3.55                 2.27
   PRINCIPAL WINDOW   Jan28 - Jan34        May08 - Mar13        Jul08 - Jul11       Jan09 - Jan09        Jul07 - Aug07
 CLASS M-6

         100.00000%         70                  70                   70                   70                   70

          WAL (YRS)       26.60                5.31                 4.39                 3.80                 2.38
     MOD DURN (YRS)       17.10                4.78                 4.03                 3.55                 2.28
   PRINCIPAL WINDOW   Jan28 - Jan34        Apr08 - Mar13        Jun08 - Jul11       Dec08 - Jan09        Aug07 - Aug07

 CLASS B-1
         100.00000%        125                  125                  125                 125                  125

          WAL (YRS)       26.60                5.30                 4.37                 3.68                 2.38
     MOD DURN (YRS)       16.04                4.69                 3.96                 3.40                 2.26
   PRINCIPAL WINDOW   Jan28 - Jan34        Apr08 - Mar13        May08 - Jul11       Oct08 - Jan09        Aug07 - Aug07

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT, SERIES 2005-2

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                            0%                  80%                 100%                 150%                200%
                      PRICING SPEED        PRICING SPEED        PRICING SPEED       PRICING SPEED        PRICING SPEED
                       TO MATURITY          TO MATURITY          TO MATURITY         TO MATURITY          TO MATURITY
                       DISC MARGIN          DISC MARGIN          DISC MARGIN         DISC MARGIN          DISC MARGIN
                      -------------        -------------        -------------       -------------        -------------
CLASS A-2A

         100.00000%         10                  10                   10                   10                   10

          WAL (YRS)       13.64                1.17                 1.00                 0.74                 0.60
     MOD DURN (YRS)       11.04                1.15                 0.98                 0.73                 0.59
   PRINCIPAL WINDOW   Apr05 - Jan25        Apr05 - Apr07        Apr05 - Jan07       Apr05 - Jul06        Apr05 - Mar06

CLASS A-2B
         100.00000%         20                  20                   20                   20                   20

          WAL (YRS)       24.23                3.98                 3.01                 1.76                 1.39
     MOD DURN (YRS)       17.04                3.71                 2.85                 1.71                 1.36
   PRINCIPAL WINDOW   Jan25 - Nov33        Apr07 - Nov13        Jan07 - Jan12       Jul06 - Jul07        Mar06 - Jan07

CLASS A-2C
         100.00000%         30                  39                   40                   30                   30

          WAL (YRS)       29.20                12.18                9.87                 2.46                 1.86
     MOD DURN (YRS)       19.04                10.01                8.39                 2.37                 1.80
   PRINCIPAL WINDOW   Nov33 - Dec34        Nov13 - Feb23        Jan12 - Jan20       Jul07 - Oct07        Jan07 - Feb07

CLASS M-1
         100.00000%         41                  43                   43                   41                   41

          WAL (YRS)       26.70                5.95                 5.16                 2.73                 1.94
     MOD DURN (YRS)       17.74                5.29                 4.69                 2.61                 1.87
   PRINCIPAL WINDOW   Jan28 - Dec34        Jun08 - Mar20        Dec08 - Oct17       Oct07 - Feb08        Feb07 - Mar07

 CLASS M-2
         100.00000%         46                  48                   48                   54                   46

          WAL (YRS)       26.70                5.93                 5.01                 5.56                 2.02
     MOD DURN (YRS)       17.64                5.26                 4.56                 4.99                 1.95
   PRINCIPAL WINDOW   Jan28 - Dec34        Jun08 - Jan20        Oct08 - Mar17       Feb08 - Dec14        Mar07 - Apr07

 CLASS M-3
         100.00000%         51                  53                   53                   59                   51

          WAL (YRS)       26.70                5.90                 4.93                 5.61                 2.11
     MOD DURN (YRS)       17.53                5.23                 4.48                 5.10                 2.03
   PRINCIPAL WINDOW   Jan28 - Dec34        May08 - Jul19        Sep08 - Aug16       Mar10 - Apr12        Apr07 - May07

 CLASS M-4
         100.00000%         62                  64                   64                   68                   62

          WAL (YRS)       26.70                5.88                 4.88                 4.81                 2.24
     MOD DURN (YRS)       17.30                5.19                 4.42                 4.42                 2.15
   PRINCIPAL WINDOW   Jan28 - Nov34        May08 - Jan19        Aug08 - Feb16       Aug09 - Jan12        May07 - Jul07

 CLASS M-5
         100.00000%         65                  67                   67                   69                   65

          WAL (YRS)       26.70                5.85                 4.82                 4.39                 2.40
     MOD DURN (YRS)       17.24                5.17                 4.37                 4.06                 2.30
   PRINCIPAL WINDOW   Jan28 - Nov34        May08 - Jun18        Jul08 - Sep15       Apr09 - Sep11        Jul07 - Sep07

 CLASS M-6
         100.00000%         70                  72                   72                   72                   73

          WAL (YRS)       26.69                5.81                 4.77                 4.11                 2.60
     MOD DURN (YRS)       17.13                5.14                 4.32                 3.81                 2.48
   PRINCIPAL WINDOW   Jan28 - Nov34        Apr08 - Nov17        Jun08 - Mar15       Dec08 - May11        Sep07 - Dec07

 CLASS B-1
         100.00000%        125                  129                  129                 128                  135

          WAL (YRS)       26.69                5.76                 4.72                 3.90                 2.83
     MOD DURN (YRS)       16.07                5.00                 4.22                 3.59                 2.66
   PRINCIPAL WINDOW   Jan28 - Oct34        Apr08 - Feb17        May08 - Aug14       Oct08 - Jan11        Dec07 - Mar08

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2


BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 2.8338%, 6ML = 3.3000%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans,
(2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown and Class A-1 Certificates pay sequentially):

                                              STATIC LIBOR                                            FORWARD LIBOR
                              --------------------------------------------             -------------------------------------------
                              35% LOSS          45% LOSS          55% LOSS             35% LOSS         45% LOSS          55% LOSS
                              SEVERITY          SEVERITY          SEVERITY             SEVERITY         SEVERITY          SEVERITY
                              --------          --------          --------             --------         --------          --------
CLASS M-1    CDR Break          40.264%           28.807%           22.443%              37.025%          26.246%           20.349%
             Cum Loss            22.57%            23.88%            24.83%               21.55%           22.52%            23.22%
CLASS M-2    CDR Break          32.899%           24.127%           19.060%              29.714%          21.630%           17.014%
             Cum Loss            20.13%            21.32%            22.17%               18.94%           19.81%            20.43%
CLASS M-3    CDR Break          28.979%           21.537%           17.146%              25.845%          19.081%           15.132%
             Cum Loss            18.64%            19.75%            20.54%               17.35%           18.16%            18.73%
CLASS M-4    CDR Break          25.580%           19.237%           15.422%              22.507%          16.824%           13.437%
             Cum Loss            17.23%            18.26%            18.99%               15.83%           16.58%            17.10%
CLASS M-5    CDR Break          22.800%           17.311%           13.960%              19.782%          14.937%           12.003%
             Cum Loss            15.97%            16.92%            17.61%               14.49%           15.17%            15.66%
CLASS M-6    CDR Break          20.194%           15.473%           12.547%              17.232%          13.136%           10.616%
             Cum Loss            14.69%            15.58%            16.21%               13.12%           13.75%            14.19%
CLASS B-1    CDR Break          18.048%           13.928%           11.343%              15.136%          11.624%            9.436%
             Cum Loss            13.57%            14.38%            14.96%               11.92%           12.49%            12.88%

                                  [LINE GRAPH]

                             [PLOT POINTS TO COME]

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 2.8338%, 6ML = 3.3000%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, divided by (y) the aggregate principal balance of the Offered Certificates and the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

              EXCESS SPREAD IN BPS    EXCESS SPREAD IN BPS
 PERIOD         (STATIC LIBOR)         (FORWARD LIBOR)
-------       --------------------    --------------------
Avg yr1               364                     283
Avg yr2               352                     207
Avg yr3               517                     407
Avg yr4               536                     448
Avg yr5               543                     453

        EXCESS SPREAD    1 MONTH    6 MONTH    EXCESS SPREAD              EXCESS SPREAD    1 MONTH      6 MONTH     EXCESS SPREAD
            IN BPS       FORWARD    FORWARD       IN BPS                      IN BPS       FORWARD      FORWARD         IN BPS
PERIOD (STATIC LIBOR)     LIBOR      LIBOR    (FORWARD LIBOR)   PERIOD   (STATIC LIBOR)     LIBOR        LIBOR     (FORWARD LIBOR)
------  -------------    -------    -------    -------------    ------    -------------    -------      -------     -------------
   1         768          2.8338%    3.3000%        768           39           515         4.7855%      4.8913%          424
   2         334          3.0424%    3.4641%        313           40           545         4.8072%      4.9125%          457
   3         313          3.2089%    3.6011%        276           41           518         4.8298%      4.9361%          432
   4         334          3.3269%    3.7404%        285           42           519         4.8521%      4.9566%          431
   5         313          3.5171%    3.8675%        245           43           548         4.8748%      4.9761%          465
   6         313          3.7274%    3.9643%        225           44           520         4.8964%      4.9691%          431
   7         334          3.8247%    4.0579%        236           45           549         4.9156%      4.9617%          462
   8         314          3.8558%    4.0922%        212           46           521         4.9379%      4.9530%          427
   9         335          3.9798%    4.1331%        221           47           521         4.9584%      4.9417%          426
  10         314          4.1195%    4.1632%        187           48           614         4.9753%      4.9308%          529
  11         314          4.0659%    4.1766%        192           49           522         4.8370%      4.9210%          438
  12         382          4.3061%    4.2144%        235           50           551         4.8505%      4.9353%          469
  13         315          4.0394%    4.2180%        195           51           523         4.8637%      4.9482%          435
  14         336          4.0926%    4.2706%        211           52           551         4.8781%      4.9611%          465
  15         315          4.1506%    4.3292%        185           53           523         4.8915%      4.9752%          433
  16         337          4.2070%    4.3837%        201           54           523         4.9039%      4.9873%          431
  17         316          4.2607%    4.4369%        175           55           552         4.9170%      4.9984%          463
  18         316          4.3162%    4.4941%        170           56           526         4.9297%      5.0111%          432
  19         338          4.3700%    4.5437%        186           57           555         4.9413%      5.0222%          463
  20         317          4.4259%    4.5635%        160           58           526         4.9543%      5.0341%          429
  21         338          4.4794%    4.5819%        176           59           534         4.9662%      5.0454%          440
  22         322          4.5283%    4.5948%        156           60           627         4.9760%      5.0562%          544
  23         447          4.5828%    4.6056%        295           61           538         4.9874%      5.0688%          442
  24         532          4.6254%    4.6142%        377           62           567         4.9980%      5.0786%          475
  25         497          4.4887%    4.6213%        362           63           538         5.0089%      5.0891%          440
  26         525          4.5229%    4.6550%        387           64           567         5.0198%      5.1002%          472
  27         498          4.5584%    4.6909%        356           65           538         5.0304%      5.1099%          443
  28         526          4.5929%    4.7240%        383           66           538         5.0415%      5.1197%          441
  29         499          4.6291%    4.7580%        399           67           568         5.0508%      5.1295%          476
  30         499          4.6640%    4.7940%        395           68           539         5.0603%      5.1421%          441
  31         528          4.6948%    4.8235%        442           69           568         5.0705%      5.1553%          473
  32         501          4.7288%    4.8308%        407           70           539         5.0798%      5.1700%          438
  33         529          4.7611%    4.8367%        436           71           539         5.0885%      5.1820%          441
  34         504          4.7922%    4.8409%        405           72           634         5.0961%      5.1954%          548
  35         518          4.8250%    4.8432%        423           73           542         5.1304%      5.2095%          441
  36         578          4.8501%    4.8441%        488           74           572         5.1390%      5.2173%          475
  37         525          4.7384%    4.8450%        442           75           545         5.1492%      5.2261%          441
  38         539          4.7621%    4.8690%        455           76           576         5.1569%      5.2345%          476

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                       59